UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2012 – July 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2012
Vanguard Energy Fund

> Vanguard Energy Fund returned about –6% for the six months ended July 31, 2012.

> The fund’s return trailed that of its benchmark index but surpassed the average return of its peer funds.

> The energy sector underperformed the broad U.S. stock market. Weakness among integrated oil and gas companies and those involved in exploration and production weighed most on the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard Energy Fund
Investor Shares	-6.05%
Admiral™ Shares	-6.03
MSCI ACWI Energy Index	-5.51
Global Natural Resources Funds Average	-11.91

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$62.60	$57.82	$0.049	$1.034
Admiral Shares	117.52	108.57	0.101	1.941

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned about –6% for the fiscal half-year ended July 31, 2012. The fund’s return lagged that of its benchmark index but was well ahead of the average return of global natural resources funds, which invest in energy as well as materials stocks.

The fund’s disappointing results for the six months can be attributed to a combination of factors, including the sharp decline in crude oil prices since March, historically low natural gas prices, and continued uncertainties about global economic growth. Disappointing stock choices, particularly among South American oil companies, kept the fund a step behind its benchmark.

The energy sector as a whole has been one of the market’s weakest performers for the period, as investors have grown increasingly concerned about lessening global demand for oil and its potential effect on the sector’s profitability.

On a separate note, I want to inform you that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to discourage frequent trading and protect the interests of long-term investors, was no longer needed.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks handily outperformed their international counterparts, returning about 5% for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Investors have enjoyed years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Oil and natural gas price declines dampened the fund’s results
The Energy Fund’s six-month performance was influenced by the weakness in the global economy, particularly in Europe, which accounts for about 20% of the global consumption of crude oil. A slowdown in growth in China and a dimmer outlook for the U.S. economic recovery also discouraged investors early on, contributing to a slump in energy prices and energy stocks.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.34%	0.28%	1.37%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratios were 0.30% for Investor Shares and 0.24% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Natural Resources Funds.

The price of West Texas Intermediate crude oil, which peaked at $106 a barrel in March, plunged nearly 22% in June. Meanwhile, natural gas prices stayed near decade lows as increased production (partly as a result of improvements in drilling technology) and an unusually warm winter kept prices depressed.

A note on oil and gas prices
Historically, crude oil and natural gas prices have generally moved in tandem.
However, as you can see in the chart below, since 2008 the prices of the two fuels have often gone in separate directions. Advances in drilling technology known as hydraulic fracturing, or “fracking,” have made it possible to tap previously unreachable deposits of natural gas deep in rock formations. That in turn has dramatically increased the supply of natural gas in the United States and pushed down prices.

It’s just one example of the kind of variability that energy investors need to be prepared for. Oil and natural gas prices are influenced by a variety of factors, including the state of the global economy, geopolitics, production and supply levels, and the cost of alternative fuels. Unexpected changes in any of these variables can lead to volatility for energy stocks. Such volatility is one reason we suggest that the Energy
Fund generally be no more than a modest component of a broadly diversified investment program.

Oil and natural gas prices greatly influence the profitability of the companies in which the Energy Fund invests. And few, if any, of the fund’s largest holdings remained unscathed by the price declines.

However, a slight rebound in both oil and gas prices in July lifted some energy stocks. Better news about economic growth in China and the United States, together with the prospect of tighter crude oil supplies owing to tensions in the Persian Gulf, helped push up oil prices. Some utilities switched to natural gas and demand rose as the hot U.S. summer led more people to turn on air conditioners. Although helpful, these movements weren’t enough to significantly lift the performance of energy stocks for the six-month period.

Still, certain segments of the Energy Fund did better than others. Refining and marketing companies, a relatively small proportion of the fund’s holdings, did best. These companies beefed up their profit margins as they were able to buy oil at bargain prices and then sell it to some consumers at higher prices.

The story was very different for integrated oil and gas companies. Composing the Energy Fund’s largest chunk of assets— about 46%, on average—these giant integrated companies detracted most from the fund’s performance. The weakest results came from some of the largest oil producers in South America, which suffered double-digit losses. Local currency depreciation pushed up equipment and service costs for a Brazilian oil giant, and Argentina’s government moved to nationalize its largest oil company.

Oil and gas exploration and production companies, the fund’s second-largest segment by asset size, also did poorly. Lackluster oil and gas prices led many of these companies to curtail their activities.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal half-year.

The role sector funds can play in a balanced, diversified portfolio
One of Vanguard’s guiding principles is that balance and broad diversification can help investors manage the risks inherent in investing. And when used thoughtfully, sector funds can enhance the diversification of a portfolio that lacks exposure to a certain part of the market or is overly concentrated in a few market segments.

These funds can also give investors the opportunity to act on a conviction that a particular sector will outperform the broader market. We recognize that this is a popular use of sector funds, but it’s one we’d urge investors to be cautious about. Our research and our experience suggest that it is difficult to profit consistently from such convictions. The top-returning sector can change at any moment, which is why chasing short-term performance often leads to disappointment.

Although we acknowledge the challenges and risks of sector investing, Vanguard has designed its funds—whether they’re actively managed or index-tracking—to help give investors a better chance of reaching their goals. The deep investment knowledge of the funds’ advisors is an asset no matter what the market environment. And the same can be said for the funds’ low costs.

For those reasons, we believe the Energy Fund can play a role in a well-diversified portfolio for investors who can tolerate the highs and lows that inevitably accompany such a narrowly focused holding.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2012

Advisors’ Report

Vanguard Energy Fund returned –6.05% for Investor Shares and –6.03% for Admiral Shares in the six months ended July 31, 2012. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on August 16, 2012.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	96	11,318	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	339	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	1	84	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company, llp

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

The investment environment
Energy stocks posted negative returns over the past six months, underperforming broad-market equity indexes in most regions of the world as investors turned to less economically sensitive market sectors.

Commodity prices were mixed. On one hand, the price of West Texas Intermediate crude oil fell approximately $10, closing the period near $88 per barrel. On the other hand, after a prolonged period of declining prices, North American natural gas began climbing above its historically depressed levels. The Henry Hub Spot price of U.S. natural gas finished the period at nearly $3 per million BTUs, up by roughly one half-dollar.

Our successes
Our position in Canada-based Progress Energy Resources was the portfolio’s top contributor for the period. This mid-capitalization company engages in natural gas exploration and production. Its stock surged in late June following news that the Malaysian state oil and gas company Petronas had agreed to acquire all outstanding shares at a significant premium.

The portfolio’s holdings in Cabot Oil & Gas, a natural gas-focused energy producer, also boosted performance. Cabot shares gained following an announcement that the company had sold its position in southern Texas’s Pearsall Shale to Osaka Gas of Japan at a higher-than-expected price. Cabot is a low-cost producer with a strong balance sheet. We believe the company should benefit from reduced natural gas production and, ultimately, higher prices.

Our shortfalls
YPF explores for, develops, and produces oil and natural gas in South America, the United States, and Indonesia. It also refines, markets, transports, and distributes oil and other petroleum products, petroleum derivatives, petrochemicals, and liquid petroleum gas. The Argentina-based company was our biggest detractor during the period. Shares fell when the Argentine government took over day-to-day control of the firm by decree in an effort to protect the country’s hydrocarbon resources.

The listed YPF shares are not subject to nationalization and are trading as before. We continue to hold the stock. Because the government owns a 51% majority stake, the remaining minority shareholders are now the government’s partners. YPF has an attractive asset profile at a very low valuation relative to the rest of the energy universe because of investor concerns that the Argentine government will not treat minority owners well.

CONSOL Energy, a coal and natural gas producer and energy services provider, also saw its stock price decline during the period, based on a deteriorating near-term outlook for coal. We were able to take advantage of this weakness and increase our position at attractive valuations.

The company has sustainable sources

of profitability and solid production capability. In our view, the market is underestimating the long-term value of CONSOL’s undeveloped natural gas assets. We expect the company will adapt to the price environment and continue to increase its earnings.

The fund’s positioning
We are staying the course with our strategy and portfolio positioning. Our outlook, patient and oriented toward the long term, remains favorable for the energy sector. However, as always, we remind shareholders of the uncertainty concerning the direction of commodity prices, which can make the stocks of energy companies especially volatile.

Crude oil prices will likely continue to vary with changes in the outlook for both supply and demand. Although natural gas pricing remains driven by regional factors, we think the wide price arbitrage with other fuels and changing views about nuclear power generation will spur global long-term demand.

The portfolio remains focused on upstream companies and skewed in favor of low-cost producers with compelling valuations based on our assessment of their long-term resource bases. In our view, many of these firms have the ability to create value for shareholders even absent rising commodity prices.

Our investment process remains steady, with an emphasis on large-cap integrated oil companies and exploration and production companies. Maintaining a large-cap, low-turnover bias, our global holdings span the energy sub-sectors.

Vanguard Equity Investment Group

Portfolio Manager:
James D. Troyer, CFA, Principal

For the first half of the fiscal year, the stocks in our benchmark energy index returned –5.51%, trailing the broad U.S. stock market by 10.5 percentage points. Although energy stocks in emerging markets had exhibited a strong six-month performance by this time last year, they were a mixed bag in the recent period. Energy stocks in Colombia, Malaysia, and Turkey had the strongest results, and those in Spain, Brazil, and Indonesia the weakest. The worst-performing country in the energy sector was Spain, where Argentina’s decision to expropriate most of Repsol’s holdings in its YPF subsidiary detracted most.

Broadly, concerns over Europe and signs of slowing economic growth in the United States and emerging markets affected performance and contributed to market volatility. Looking ahead to the rest of the year, brighter spots include low inflation and interest rates and signs of improvement in the housing sector. However, lingering uncertainty about Europe, expiring domestic tax cuts, a stubborn unemployment rate, and the results of the upcoming U.S. presidential election could continue to weigh on the markets.

While the portfolio’s performance is influenced by the broader macro environment, we do not maintain a view on the overall market for energy securities or on relative country performance. Rather, our quantitative approach to investing focuses on specific stock fundamentals within the sector. Our core signals include valuation, which measures the price we pay for earnings and cash flows, and market sentiment, which captures how investors reflect their opinion of a company through their activity in the market. During the past six months, both of these signals aided our results.

In this period, our best performers came from various regions. Overweight positions in outperforming securities such as Caltex Australia (+17.8%), Seadrill (Norway, +10.7%), and HollyFrontier (United States, +32.5%) boosted our results compared with the benchmark index. Underweight positions in securities that did poorly, such as OGX (Brazil, –70.9%), Canadian Natural Resources (–30.6%), and Repsol (Spain, –39.7%), also helped our relative return.

Unfortunately, we were not able to avoid all the laggards. Overweight positions in securities that underperformed the benchmark, such as Gazprom (Russia, –18.9%), China Coal Energy (–24.9%), Continental Resources (United States, –32.6%), and Anadarko Petroleum (United States, –13.8%), detracted from our relative results.

We thank you for your investment in the Energy Fund and look forward to the second half of the fiscal year.

Energy Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.34%	0.28%
30-Day SEC Yield	2.12%	2.18%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	Index
Number of Stocks	139	171	3,684
Median Market Cap	$34.7B	$70.6B	$34.4B
Price/Earnings Ratio	9.9x	9.4x	15.7x
Price/Book Ratio	1.4x	1.5x	2.2x
Return on Equity	17.2%	19.1%	18.1%
Earnings Growth Rate	-1.3%	1.6%	9.6%
Dividend Yield	2.4%	3.0%	2.1%
Foreign Holdings	40.4%	53.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Energy	Market
	Index	Index
R-Squared	0.96	0.81
Beta	1.04	1.31

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	9.1%
Chevron Corp.	Integrated Oil &
	Gas	5.4
Royal Dutch Shell plc	Integrated Oil &
	Gas	5.2
BP plc	Integrated Oil &
	Gas	3.9
Occidental Petroleum	Integrated Oil &
Corp.	Gas	3.8
Total SA	Integrated Oil &
	Gas	2.7
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.3
Anadarko Petroleum	Oil & Gas
Corp.	Exploration &
	Production	2.2
Consol Energy Inc.	Coal & Consumable
	Fuels	2.1
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	1.9
Top Ten		38.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.30% for Investor Shares and 0.24% for Admiral Shares.

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	3.4%	2.0%
Industrials	0.8	0.0
Integrated Oil & Gas	46.4	56.2
Oil & Gas Drilling	2.3	2.1
Oil & Gas Equipment &
Services	9.3	9.6
Oil & Gas Exploration &
Production	32.3	20.8
Oil & Gas Refining & Marketing	3.7	4.5
Oil & Gas Storage &
Transportation	1.6	4.8
Other	0.2	0.0

Market Diversification (% of equity exposure)
Europe
United Kingdom	12.5%
France	2.9
Italy	1.9
Norway	1.3
Other	1.1
Subtotal	19.7%
Pacific
Japan	1.7%
Other	0.3
Subtotal	2.0%
Emerging Markets
Russia	2.7%
China	2.3
Brazil	1.5
Other	1.2
Subtotal	7.7%
North America
United States	58.8%
Canada	11.8
Subtotal	70.6%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-14.68%	-0.67%	12.98%
Admiral Shares	11/12/2001	-14.63	-0.61	13.05

See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)[1]
United States (57.1%)
Energy Equipment & Services (9.9%)
	Schlumberger Ltd.	3,832,064	273,073
	Baker Hughes Inc.	4,829,750	223,714
	Halliburton Co.	5,426,262	179,772
	National Oilwell Varco Inc.	1,380,076	99,779
*	SEACOR Holdings Inc.	919,408	78,104
*	Superior Energy
	Services Inc.	3,067,900	66,481
*	Weatherford
	International Ltd.	5,495,000	66,215
	Noble Corp.	1,689,825	62,523
	Bristow Group Inc.	1,231,485	56,365
	Transocean Ltd.	1,075,802	50,380
	Diamond Offshore
	Drilling Inc.	35,800	2,342
*	Nabors Industries Ltd.	156,400	2,165
	Helmerich & Payne Inc.	44,100	2,051
			1,162,964
Exchange-Traded Fund (0.6%)
^,2	Vanguard Energy ETF	663,000	67,029

Oil, Gas & Consumable Fuels (46.6%)
	Coal & Consumable Fuels (2.5%)
	CONSOL Energy Inc.	8,550,600	247,797
	Peabody Energy Corp.	2,182,000	45,560

	Integrated Oil & Gas (19.2%)
	Exxon Mobil Corp.	12,353,419	1,072,894
	Chevron Corp.	5,831,335	638,998
	Occidental Petroleum
	Corp.	5,072,541	441,463
	Hess Corp.	2,081,339	98,156
	Murphy Oil Corp.	20,000	1,073

	Oil & Gas Exploration & Production (21.9%)
	Anadarko Petroleum Corp. 3,682,830		255,736

			Market
			Value
		Shares	($000)
	Cabot Oil & Gas Corp.	4,814,962	203,143
	Devon Energy Corp.	3,304,605	195,368
	EOG Resources Inc.	1,804,936	176,902
*	Southwestern Energy Co.	4,614,305	153,426
	ConocoPhillips	2,813,609	153,173
*	Denbury Resources Inc.	9,684,544	146,430
	Range Resources Corp.	2,335,000	146,171
	Noble Energy Inc.	1,603,814	140,221
	Apache Corp.	1,495,975	128,833
	EQT Corp.	1,972,800	111,266
*	WPX Energy Inc.	6,850,100	109,259
*,^	Ultra Petroleum Corp.	3,590,636	85,314
	QEP Resources Inc.	2,533,747	76,088
	Chesapeake Energy Corp.	3,944,737	74,240
	Pioneer Natural
	Resources Co.	827,230	73,317
	Marathon Oil Corp.	2,692,191	71,262
*	Newfield Exploration Co.	2,237,203	68,302
*	Cobalt International
	Energy Inc.	2,630,417	66,023
*	Whiting Petroleum Corp.	1,383,800	55,906
*	Gran Tierra Energy Inc.	6,791,100	31,083
	Energen Corp.	565,261	28,947
*	Kosmos Energy Ltd.	1,790,210	17,079
*	Continental Resources Inc.	26,200	1,677

	Oil & Gas Refining & Marketing (2.5%)
	Valero Energy Corp.	4,839,642	133,090
	Marathon Petroleum Corp. 2,164,195		102,366
	Phillips 66	1,722,754	64,776
	HollyFrontier Corp.	72,400	2,707

	Oil & Gas Storage & Transportation (0.5%)
	Kinder Morgan Inc.	1,655,431	59,281
	Spectra Energy Corp.	12,500	384
	Williams Cos. Inc.	11,200	356
			5,478,067
Total United States			6,708,060

Energy Fund

			Market
			Value
		Shares	($000)
International (40.4%)
Argentina (0.5%)
	YPF SA ADR	4,656,400	53,130
Australia (0.3%)
	Oil Search Ltd.	3,897,262	28,442
	Caltex Australia Ltd.	140,922	2,086
	Woodside Petroleum Ltd.	20,398	719
			31,247
Austria (0.0%)
	OMV AG	74,014	2,322

Brazil (1.5%)
	Petroleo Brasileiro
	SA ADR	7,902,150	155,119
*	OGX Petroleo e Gas
	Participacoes SA	4,265,200	11,885
	Petroleo Brasileiro SA
	Prior Pfd.	385,244	3,666
	Petroleo Brasileiro SA	252,132	2,471
	Petroleo Brasileiro SA
	ADR Type A	2,450	46
			173,187
Canada (11.5%)
	Canadian Natural
	Resources Ltd.	8,094,918	220,586
	Encana Corp.	8,388,795	186,651
	Suncor Energy Inc.	5,931,712	181,154
	Progress Energy
	Resources Corp.	5,995,000	136,058
	Cenovus Energy Inc.	4,335,000	132,261
	TransCanada Corp.	1,836,496	83,634
	Canadian Oil Sands Ltd.	2,967,100	59,728
*	Tourmaline Oil Corp.	1,999,100	57,909
	Cameco Corp.	2,659,500	55,584
*	Celtic Exploration Ltd.	2,839,700	49,582
	Pacific Rubiales
	Energy Corp.	2,122,800	48,029
	Penn West
	Petroleum Ltd.	3,144,421	42,796
3	Crescent Point
	Energy Corp. 144A	857,600	34,087
	Petrominerales Ltd.	2,292,480	21,214
*	Athabasca Oil Corp.	1,541,600	18,892
*	MEG Energy Corp.	274,017	11,148
	Suncor Energy Inc.	235,234	7,192
	Imperial Oil Ltd.	72,900	3,123
	Canadian Natural
	Resources Ltd.	65,078	1,775
	Enbridge Inc.	42,650	1,745
^	Crescent Point Energy Corp.	29,600	1,176
	Cenovus Energy Inc.	34,639	1,059
			1,355,383
China (2.3%)
	PetroChina Co. Ltd. ADR	995,200	124,340

			Market
			Value
		Shares	($000)
	Beijing Enterprises
	Holdings Ltd.	12,960,500	84,136
	China Shenhua
	Energy Co. Ltd.	11,974,500	44,562
	CNOOC Ltd.	2,169,717	4,352
	PetroChina Co. Ltd.	2,722,000	3,399
	China Petroleum &
	Chemical Corp.	3,532,000	3,181
	China Oilfield
	Services Ltd.	722,000	1,106
			265,076
	Colombia (0.0%)
	Ecopetrol SA ADR	57,891	3,313

	France (2.9%)
	Total SA ADR	6,972,700	320,395
	Total SA	279,142	12,862
	Technip SA	11,028	1,158
			334,415
	Hungary (0.0%)
	MOL Hungarian Oil
	and Gas plc	22,715	1,634

	India (0.7%)
	Reliance Industries Ltd.	5,975,782	79,488
	Oil & Natural Gas
	Corp. Ltd.	444,511	2,277
*	Cairn India Ltd.	322,307	1,923
			83,688
	Italy (1.9%)
	Eni SPA ADR	4,718,050	194,573
	Eni SPA	1,201,388	24,773
			219,346
	Japan (1.7%)
	Inpex Corp.	30,091	167,197
	JX Holdings Inc.	5,404,900	25,980
	Idemitsu Kosan Co. Ltd.	20,900	1,751
	Japan Petroleum
	Exploration Co.	29,300	1,098
			196,026
	Netherlands (0.0%)
*	SBM Offshore NV	118,965	1,450

	Norway (1.2%)
	Statoil ASA ADR	4,225,900	100,534
^,4	Nordic American
	Tankers Ltd.	2,807,618	32,849
	Statoil ASA	197,659	4,698
	Seadrill Ltd.	85,926	3,349
	Aker Solutions ASA	141,052	2,066
			143,496
	Poland (0.0%)
*	Polski Koncern Naftowy
	Orlen SA	199,335	2,130

Energy Fund

		Market
		Value
	Shares	($000)
Portugal (0.4%)
Galp Energia SGPS SA	3,404,189	46,045

Russia (2.6%)
Gazprom OAO ADR
(London Shares)	17,720,384	162,928
Rosneft OAO GDR	10,893,885	65,217
Lukoil OAO ADR	1,132,300	63,659
Lukoil Sponsored ADR	89,143	5,012
Tatneft OAO ADR	74,138	2,773
AK Transneft OAO
Prior Pfd.	1,348	2,156
Surgutneftegas OAO
Prior Pfd.	2,360,800	1,369
* Surgutneftegas OAO ADR	146,580	1,222
Gazprom OAO	124,674	576
		304,912
South Africa (0.0%)
Sasol Ltd.	102,561	4,255

Spain (0.7%)
Repsol SA	4,952,813	78,934

Thailand (0.0%)
PTT PCL (Foreign)	265,500	2,735
PTT Exploration &
Production PCL (Foreign)	451,200	2,167
		4,902
Turkey (0.0%)
Tupras Turkiye
Petrol Rafinerileri AS	97,299	2,137

United Kingdom (12.2%)
BP plc ADR	11,133,400	444,223
Royal Dutch
Shell plc ADR	6,397,100	436,282
BG Group plc	10,807,446	212,750
Royal Dutch Shell plc
Class B	4,414,243	155,285
Ensco plc Class A	2,469,306	134,157
Royal Dutch Shell plc
Class A	479,872	16,308
BP plc	2,421,323	16,077
* Genel Energy plc	1,306,479	13,091
Royal Dutch Shell plc
Class A
(Amsterdam Shares)	113,561	3,868
AMEC plc	141,355	2,467
Petrofac Ltd.	104,166	2,423
Tullow Oil plc	25,005	503
* Cairn Energy plc	1	—
		1,437,434

			Market
			Value
		Shares	($000)
	Total International		4,744,462
	Total Common Stocks
	(Cost $8,302,333)		11,452,522
Temporary Cash Investments (2.9%)[1]
	Money Market Fund (0.4%)
[5,6]	Vanguard Market
	Liquidity Fund, 0.155%	43,647,602	43,648

		Face
		Amount
		($000)
Repurchase Agreement (2.4%)
	Deutsche Bank
	Securities, Inc.
	0.190%, 8/1/12
	(Dated 7/31/12,
	Repurchase Value
	$282,900,000,
	collateralized by
	Federal National
	Mortgage Assn.
	3.500%–4.500%,
	6/1/26–4/1/41)	282,900	282,900

U.S. Government and Agency Obligations (0.1%)
7	Fannie Mae Discount
	Notes, 0.104%, 8/1/12	3,000	3,000
[8,9]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 10/19/12	100	100
9	United States Treasury Note/
	Bond, 1.375%, 9/15/12	1,000	1,001
9	United States Treasury Note/
	Bond, 0.375%, 10/31/12	4,000	4,002
			8,103
Total Temporary Cash Investments
	(Cost $334,651)		334,651
	Total Investments (100.4%)
	(Cost $8,636,984)		11,787,173
Other Assets and Liabilities (-0.4%)
	Other Assets		36,773
	Liabilities[6]		(82,954)
			(46,181)
	Net Assets (100%)		11,740,992

Energy Fund

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	8,497,415
Undistributed Net Investment Income	114,746
Accumulated Net Realized Losses	(22,748)
Unrealized Appreciation (Depreciation)
Investment Securities	3,150,189
Futures Contracts	1,419
Foreign Currencies	(29)
Net Assets	11,740,992

Investor Shares—Net Assets
Applicable to 93,508,399 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,406,435
Net Asset Value Per Share—
Investor Shares	$57.82

Admiral Shares—Net Assets
Applicable to 58,345,023 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,334,557
Net Asset Value Per Share—
Admiral Shares	$108.57

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,489,000.
1The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 2.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of this security represented 0.3% of net assets.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $36,769,000 of collateral received for securities on loan.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
9 Securities with a value of $2,102,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	159,087
Interest[2]	341
Security Lending	4,848
Total Income	164,276
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,588
Performance Adjustment	(2,343)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,697
Management and Administrative—Admiral Shares	3,595
Marketing and Distribution—Investor Shares	673
Marketing and Distribution—Admiral Shares	637
Custodian Fees	267
Shareholders’ Reports—Investor Shares	62
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	13
Total Expenses	16,203
Expenses Paid Indirectly	(77)
Net Expenses	16,126
Net Investment Income	148,150
Realized Net Gain (Loss)
Investment Securities Sold[2]	13,672
Futures Contracts	17,271
Foreign Currencies	(449)
Realized Net Gain (Loss)	30,494
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(940,921)
Futures Contracts	(6,143)
Foreign Currencies	(66)
Change in Unrealized Appreciation (Depreciation)	(947,130)
Net Increase (Decrease) in Net Assets Resulting from Operations	(768,486)

1 Dividends are net of foreign withholding taxes of $11,155,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $541,000, $87,000, and ($3,153,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	148,150	224,513
Realized Net Gain (Loss)	30,494	612,079
Change in Unrealized Appreciation (Depreciation)	(947,130)	(1,387,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	(768,486)	(550,828)
Distributions
Net Investment Income
Investor Shares	(4,687)	(99,757)
Admiral Shares	(5,780)	(118,812)
Realized Capital Gain[1]
Investor Shares	(98,884)	(241,252)
Admiral Shares	(111,066)	(269,367)
Total Distributions	(220,417)	(729,188)
Capital Share Transactions
Investor Shares	(66,329)	(156,067)
Admiral Shares	94,819	535,094
Net Increase (Decrease) from Capital Share Transactions	28,490	379,027
Total Increase (Decrease)	(960,413)	(900,989)
Net Assets
Beginning of Period	12,701,405	13,602,394
End of Period[2]	11,740,992	12,701,405

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $54,868,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $114,746,000 and ($25,183,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$62.60	$69.20	$57.17	$42.62	$73.93	$63.55
Investment Operations
Net Investment Income	.720	1.072	1.053	.910	1.276[1]	1.226
Net Realized and Unrealized Gain
(Loss) on Investments	(4.417)	(3.949)	14.103	14.591	(28.853)	14.639
Total from Investment Operations	(3.697)	(2.877)	15.156	15.501	(27.577)	15.865
Distributions
Dividends from Net Investment Income	(.049)	(1.102)	(.977)	(.951)	(1.264)	(1.177)
Distributions from Realized Capital Gains	(1.034)	(2.621)	(2.149)	—	(2.469)	(4.308)
Total Distributions	(1.083)	(3.723)	(3.126)	(.951)	(3.733)	(5.485)
Net Asset Value, End of Period	$57.82	$62.60	$69.20	$57.17	$42.62	$73.93

Total Return[2]	-6.05%	-3.82%	27.17%	36.28%	-38.51%	25.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,406	$5,945	$6,731	$6,536	$4,434	$7,919
Ratio of Total Expenses to
Average Net Assets	0.30%[3]	0.34%[3]	0.34%[3]	0.38%[3]	0.28%[3]	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.43%	1.67%	1.74%	1.73%	1.84%	1.67%
Portfolio Turnover Rate	20%	24%	31%	27%	21%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%) for fiscal 2013, 0.01% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$117.52	$129.93	$107.34	$80.02	$138.86	$119.35
Investment Operations
Net Investment Income	1.386	2.101	2.045	1.780	2.480[1]	2.418
Net Realized and Unrealized Gain
(Loss) on Investments	(8.294)	(7.432)	26.479	27.395	(54.203)	27.505
Total from Investment Operations	(6.908)	(5.331)	28.524	29.175	(51.723)	29.923
Distributions
Dividends from Net Investment Income	(.101)	(2.159)	(1.899)	(1.855)	(2.480)	(2.322)
Distributions from Realized Capital Gains	(1.941)	(4.920)	(4.035)	—	(4.637)	(8.091)
Total Distributions	(2.042)	(7.079)	(5.934)	(1.855)	(7.117)	(10.413)
Net Asset Value, End of Period	$108.57	$117.52	$129.93	$107.34	$80.02	$138.86

Total Return[2]	-6.03%	-3.76%	27.24%	36.37%	-38.46%	25.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,335	$6,756	$6,871	$4,439	$2,889	$5,214
Ratio of Total Expenses to
Average Net Assets	0.24%[3]	0.28%[3]	0.28%[3]	0.31%[3]	0.21%[3]	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.49%	1.73%	1.80%	1.80%	1.91%	1.75%
Portfolio Turnover Rate	20%	24%	31%	27%	21%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%) for fiscal 2013, 0.01% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Energy Fund

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index through July 31, 2010, and the current benchmark, MSCI ACWI Energy Index, thereafter. The benchmark change will be fully phased in by July 2013.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $157,000 for the six months ended July 31, 2012.

For the six months ended July 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $2,343,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $1,688,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Energy Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2012, these arrangements reduced the fund’s expenses by $77,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,708,060	—	—
Common Stocks—International	3,338,280	1,406,182	—
Temporary Cash Investments	43,648	291,003	—
Futures Contracts—Liabilities[1]	(116)	—	—
Total	10,089,872	1,697,185	—
1 Represents variation margin on the last day of the reporting period.

F. At July 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	75	25,774	1,382
E-mini S&P 500 Index	September 2012	18	1,237	37

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes

Energy Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2012, the fund realized net foreign currency losses of $449,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended July 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $2,698,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at July 31, 2012, had unrealized appreciation of $12,860,000 as of January 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

At July 31, 2012, the cost of investment securities for tax purposes was $8,649,844,000. Net unrealized appreciation of investment securities for tax purposes was $3,137,329,000, consisting of unrealized gains of $3,697,478,000 on securities that had risen in value since their purchase and $560,149,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2012, the fund purchased $1,336,020,000 of investment securities and sold $1,192,835,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	418,304	6,955	1,166,296	17,219
Issued in Lieu of Cash Distributions	99,590	1,575	328,737	5,528
Redeemed[1]	(584,223)	(9,999)	(1,651,100)	(25,049)
Net Increase (Decrease)—Investor Shares	(66,329)	(1,469)	(156,067)	(2,302)
Admiral Shares
Issued	471,746	4,336	1,350,158	10,745
Issued in Lieu of Cash Distributions	106,496	897	352,941	3,171
Redeemed[1]	(483,423)	(4,375)	(1,168,005)	(9,311)
Net Increase (Decrease)—Admiral Shares	94,819	858	535,094	4,605

1 Net of redemption fees for fiscal 2013 and 2012 of $642,000 and $2,001,100, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

Energy Fund

J. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	January 31, 2012		Proceeds from		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Nordic American Tankers Ltd.	43,932	—	5,022	541	32,849

K. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$939.46	$1.45
Admiral Shares	1,000.00	939.74	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.37	$1.51
Admiral Shares	1,000.00	1,023.67	1.21

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc., through its Equity Investment Group, and Wellington Management Company, LLP. The board determined that the retention of the fund’s advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. The investment team includes experienced industry analysts who identify companies that offer significant potential for capital appreciation and possess high-quality earnings sustainable through cyclical market fluctuations. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The firm has advised the fund since the fund’s inception in 1984.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that performance results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092012

Semiannual Report | July 31, 2012
Vanguard Precious Metals and Mining Fund

> Vanguard Precious Metals and Mining Fund returned –29.63% as the prices for gold-related and other mining-related equities retreated.

> The fund lagged its comparative benchmarks, largely because of its heavy weightings in a handful of weak performers.

> The fund’s recent retreat is consistent with the pattern of sharp ups and downs in the metals and mining sector.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard Precious Metals and Mining Fund	-29.63%
S&P Custom Precious Metals and Mining Index	-22.99
Precious Metal Funds Average	-25.05
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$22.14	$15.10	$0.316	$0.300

1

Chairman’s Letter

Dear Shareholder,

Precious metals and mining stocks tumbled in the six months ended July 31, 2012, reflecting signs of economic weakness across developed and developing markets and investors‘ reduced fervor for gold. Vanguard Precious Metals and Mining Fund returned –29.63%. The fund’s return trailed the similarly weak return of its benchmark and the average return of its peer group.

Please note that Vanguard eliminated the redemption fee for your fund, effective May 23. This 1% fee, which applied to shares redeemed within one year of purchase, was one of several measures in place to protect the interests of long-term investors and discourage frequent trading. The fund’s trustees determined that the fee was no longer needed.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks outperformed their international counterparts handily, returning about 5% for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening

2

against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period, as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Investors have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

The fund’s top holdings weighed on performance
As a group, precious metals and mining stocks represent less than 5% of the global stock market’s value. Vanguard Precious Metals and Mining Fund seeks superior returns in this small segment of the market by holding large stakes in a handful of companies that have demonstrated an ability to earn strong returns on their costly investments in mineral exploration, development, and processing. At the end of July, for example, the fund’s top 10 holdings accounted for about 62% of its assets. In such a concentrated fund, the fortunes of a single stock can have a big impact on returns.

During the past six months, the fortunes of many metals and mining companies took a turn for the worse. Gold prices continued to pull back from their peak of late 2011, while the prices of industrial metals such as copper, aluminum, and platinum drifted lower amid fears that the economic deceleration would idle automakers and other manufacturers.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.29%	1.36%

The fund expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Precious Metal Funds.

4

Gold miner Centerra Gold, which accounted for more than 6% of the fund’s assets on average, was an especially poor performer, returning about –60%. The fund’s heavy weighting in this relatively small stock was a big reason for its shortfall relative to its index and peer funds. Aquila Resources, a minerals exploration company with claims in the Great Lakes region, was another weak spot, pruning about 3 percentage points from the fund’s six-month return.

The fund earned better returns outside the precious metals and mining precincts. Harry Winston Diamond, a retailer and diamond mine investor, returned more than 10%, benefiting from the relative strength of the high-end jewelry market. Fertilizer maker K+S, which accounted for almost 8% of fund assets at the end of the period, also produced a solid return.

The fund’s six-month tumble is consistent with the sharp ups and downs to be expected from precious metals and mining investments. These stocks can go through long periods of weakness and stretches of impressive strength. Over the past decade, the story has been one of strength, as Vanguard Precious Metals and Mining Fund has benefited from long-running rallies for gold miners and producers of industrial commodities. Even when times are good, however, the inherent volatility of these stocks can test investors’ commitment.

The role that sector funds can play in a balanced, diversified portfolio
One of Vanguard’s guiding principles is that balance and broad diversification can help investors manage the risks inherent in investing. When used thoughtfully, sector funds, like the Precious Metals and Mining Fund, can enhance the diversification of a portfolio that lacks exposure to a certain part of the market or is overly concentrated in a few market segments.

These funds also give investors the opportunity to act on a conviction that a particular sector will outperform the broader market. We recognize that this is a popular use of sector funds, but it is one that we’d urge investors to be cautious about. Our research and experience suggest that it is difficult to profit consistently from such convictions. The top-returning sector can change at any moment, which is why chasing short-term performance often leads to disappointment.

Although we acknowledge the challenges and risks of sector investing, Vanguard has designed its funds—whether they are actively managed or track an index—to give investors a better chance of reaching their goals. Vanguard Precious Metals and Mining Fund gives investors the opportunity to benefit from the long experience and deep investment knowledge of the fund’s advisor, M&G Investment Management Limited. These qualities are an asset no

5

matter what the market environment. And the same can be said for the fund’s low costs.

For these reasons, we believe that Vanguard Precious Metals and Mining Fund can play a small supporting role in a well-diversified portfolio for investors who can tolerate the highs and lows that inevitably accompany a narrowly focused investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 8, 2012

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a return of –29.63% over the six months under review, behind both the customized benchmark index (–22.99%) and the average return of its peer funds (–25.05%).

The markets
The ongoing uncertainty surrounding the Eurozone and concerns about slowing growth in emerging markets, especially China, coupled with prolonged weakness in the developed countries brought continued volatility to global stock markets during the half-year. Indebted peripheral European nations Greece and Spain once again sought financial aid, placing ever-increasing strain, both political and financial, on the Eurozone.

With the immediate outlook for improved global growth still uncertain, several of the more economically sensitive metals (copper, aluminium, and, especially, zinc) remained under pressure. Precious metals also suffered, with silver and platinum seeing the largest declines. Gold fell in value by 7% during the six months, but remained at an elevated price ($1,608 per troy ounce) at the end of the period.

The fund’s performance
Last year, in the face of intensifying market uncertainty, the fund benefited from its significant exposure to gold equities. However, the more positive outlook on gold equities, based on signs of improved capital discipline in the gold industry and the anticipated volatile environment, has since been tempered. At an aggregate level, irresponsible practices by management teams have continued, and increasingly, assets look to be at risk from either political and social instability or nationalization, which could invalidate the case for investment. Adding to these concerns, the industry is going through a transition, with a trend of senior management departures, often with little warning. Input costs have also been rising, often leaving mines uneconomical and forcing companies to rein in future capital expenditure. These factors help explain why, despite a sustained strong gold price, similar strength has not been seen in gold miners’ share prices.

In this environment, gold equities have struggled to keep up with the relatively resilient metal, while the fund’s holdings have also been affected by the issues mentioned above. And while we analyze these potential hazards thoroughly when selecting stocks, certain gold equities in the portfolio have suffered on account of these risks.

Canadian-listed Centerra Gold, with highly complex operations in the Kyrgyz Republic, has been the largest detractor from performance, primarily because of concerns about its permit to operate in the country. The company’s behavior and success to date have been founded upon operational excellence in all areas; however, news that the opposition party was reviewing Centerra’s right to mine because of alleged environmental damage

7

affected the share price. Although the company assures us that the accusations are unsubstantiated, a weak share price is likely to continue until this issue has been resolved.

Other events that have depressed gold equity share prices include the decision by the CEO of Canadian-listed Alacer Gold to step back to a less influential role. We had great faith in senior management, and, while the company continues to operate effectively, we reduced the holding. In the case of Australian-based Resolute Mining, the share price continues to be affected by political issues surrounding its assets in the West African country of Mali. The manage-ment team and assets in question remain broadly unaffected by the political turbulence, and we retained the holding.

Outside of precious metals, select Australian holdings also detracted significantly from fund performance. The share price of coal and iron ore miner Aquila Resources remained depressed because of concerns about management’s ability to raise enough capital to fully develop its world-class iron ore asset. An ongoing dispute with Vale, a joint venture partner, was settled in the reporting period, enabling Aquila Resources to sell a large stake in its Isaac Plains coal asset, facilitating further development. The current share price, in our view, represents a valuation that overlooks both the quality of the management team and the iron ore assets’ potential.

Iluka Resources, a mineral sands miner, also detracted from performance. The company was one of the fund’s largest contributors in 2011 after the market recognized its excellent position in an industry with immensely compelling demand-supply dynamics. With the global economic slowdown, the CEO decided to cut production in order to keep pricing high. The decision was poorly received by the market, but we support the move and view it as prudent preservation of the assets’ true economic value.

Turning to positives, the fund benefited greatly from its exposure to mineral fertilizers, particularly potash producers, over the period. The German firm K+S, Potash Corporation of Saskatchewan, and Uralkali of Russia were all significant contributors. With farmers being pressured to augment their annual output, these companies are all very well positioned to take advantage of the need to improve arable land yields. After a challenging 2011, during which weaker pricing affected the bottom line, K+S in particular rebounded strongly with positive results, stimulating a rise in the share price. Imerys, a French diversified minerals miner, also rose in value. Good quality management has been able to extract the full value of the company’s broad array of mineral exposure, ensuring a degree of revenue stability and avoiding reliance on a single mineral. Strong talc pricing has been particularly beneficial.

8

Purchases and sales
During the period, we reduced the fund’s exposure to gold miners while increasing our positions in a selection of companies that mine a range of other metals and minerals. We purchased more shares in K+S as short-term pricing pressures continued to affect the share price. We also added to OZ Minerals, an Australian copper and gold miner whose share price had weakened. The company continues to benefit from its world-class Prominent Hill mine, and now holds a significant amount of cash on its balance sheet. Although market conditions have been challenging, especially with the decline in copper prices, this places OZ Minerals in a position to acquire new assets at a depressed value or return substantial cash to investors. Furthermore, the long-term supply of copper is constrained, we believe, given declining ore grades in established mines and a lack of significant new discoveries.

We also retain a positive long-term view on platinum; however, investments in platinum miners, from our perspective, are not viable at present. In order to increase the portfolio’s exposure to the precious metal, we continued to add to the position in Umicore, a Belgium-based pioneer in the recycling of multiple metals and minerals, including platinum, through its innovative processing plant. Investing in Umicore has the additional benefit of avoiding the complexities of operating mines in politically and socially challenging environments.

The fund’s new position in Potash Corporation of Saskatchewan has already contributed positively to performance. The company has vast assets throughout Canada, and given its proximity to many of the largest producers of soft commodities, we believe it is positioned to prosper from the global need to raise arable yields.

Sales during the period were predominantly in gold equity holdings, based on industry and stock-specific concerns. Among the positions we reduced meaningfully was U.S.-listed Newmont Mining. Despite indications that the company was taking a more returns-oriented approach and returning capital back to shareholders in the form of dividends, there continued to be problems with capital discipline; for example, management invested heavily in projects in Peru without attaining all the requisite permits, delaying the project and raising overall costs.

We reduced Canadian-listed Eldorado Gold further because of operational concerns regarding recently purchased assets in Greece. Alacer Gold was also sold down, as mentioned above, because of senior management changes. We also sold out of U.S.-listed Minefinders and NovaGold Resources. Minefinders was the subject of a takeover by Pan American Silver, enabling us to sell our holding at a significant premium. In the case of NovaGold Resources, we exited our position because we lost confidence in management’s ability to operate the business effectively.

9

Looking ahead
We continue to monitor existing holdings while carrying out detailed research to uncover new opportunities. Our research trips and open dialogue with management teams facilitate this process and remain central to our investment approach. Our long-term conviction in the global appetite for a broad range of commodities remains steadfast. However, an awareness of the risks in investing in the mining sector is critical to identifying those companies that actively negotiate and manage the sector’s often latent hazards to ensure that their profits are sustainable. Experienced management teams with a strong focus on good corporate governance practices and prudent capital discipline are fundamental to any investment, especially where strong alignment of corporate and shareholder interests form the basis of collaborative long-term relationships.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

August 15, 2012

10

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2012

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	47	414	3,684
Median Market Cap	$2.2B	$22.0B	$34.4B
Price/Earnings Ratio	16.0x	11.4x	15.7x
Price/Book Ratio	1.7x	1.5x	2.2x
Return on Equity	8.8%	15.4%	18.1%
Earnings Growth Rate	21.4%	15.6%	9.6%
Dividend Yield	2.1%	2.4%	2.1%
Foreign Holdings	87.8%	89.1%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.29%	—	—
Short-Term Reserves	3.4%	—	—

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.95	0.55
Beta	1.08	1.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Hochschild Mining plc	Precious Metals &
	Minerals	8.8%
Newmont Mining Corp.	Gold	8.0
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	7.6
K+S AG	Fertilizers &
	Agricultural
	Chemicals	7.6
Imerys SA	Construction
	Materials	6.1
Umicore SA	Precious Metals &
	Minerals	5.0
OZ Minerals Ltd.	Diversified Metals
	& Mining	5.0
Harry Winston Diamond	Precious Metals &
Corp.	Minerals	4.9
Nevsun Resources Ltd.	Gold	4.5
Centerra Gold Inc.	Gold	4.3
Top Ten		61.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratio was 0.27%.

11

Precious Metals and Mining Fund

Market Diversification (% of equity exposure)
Europe
United Kingdom	11.1%
Germany	7.8
France	6.3
Belgium	5.1
Other	0.3
Subtotal	30.6%
Pacific
Australia	28.2%
Singapore	1.0
Subtotal	29.2%
Emerging Markets
Russia	1.5%
Other	0.2
Subtotal	1.7%
North America
Canada	26.3%
United States	12.2
Subtotal	38.5%

12

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-31.91%	-5.25%	12.26%

See Financial Highlights for dividend and capital gains information.

13

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.8%)
Australia (27.2%)
1	OZ Minerals Ltd.	19,000,000	149,790
1	Medusa Mining Ltd.	25,250,000	127,118
	Iluka Resources Ltd.	8,300,000	81,970
*,^,1Discovery Metals Ltd.		56,500,000	78,389
*,1	Aquila Resources Ltd.	34,665,000	76,666
*,^,1St. Barbara Ltd.		51,000,000	74,066
*,1	Resolute Mining Ltd.	51,965,029	73,559
*,1	Cudeco Ltd.	16,576,547	57,563
*,^,1Galaxy Resources Ltd.		40,893,638	20,316
*,1	EquatorialResources Ltd.	9,082,288	18,001
1	Panoramic
	Resources Ltd.	20,700,000	12,817
*,1	Reed Resources Ltd.	67,000,000	12,636
*	Ivanhoe Australia Ltd.	26,600,000	11,975
*,1	Glory Resources Ltd.	33,500,000	9,858
*	Papillon Resources Ltd.	6,500,000	7,209
*,1	Apex Minerals NL	38,223,611	4,597
*	Gindalbie Metals Ltd.	8,000,000	3,327
*,1	Speewah Metals Ltd.	13,500,000	1,135
*,1	Kumarina Resources Ltd.	9,300,000	992
*,1	Drummond Gold Ltd.	35,000,000	294
*	Zambezi Resources Ltd.	4,895,833	36
			822,314
Belgium (5.0%)
	Umicore SA	3,400,000	150,441

Canada (25.5%)
	Potash Corp. of
	Saskatchewan Inc.	5,200,000	230,224
*,1	Harry Winston
	Diamond Corp.	11,450,000	148,427
1	Nevsun Resources Ltd.	38,500,000	134,367
1	Centerra Gold Inc.	18,000,000	129,411
*,1	Alacer Gold Corp.	15,950,000	94,633
	Eldorado Gold Corp.	1,900,000	20,556
*,^	Belo Sun Mining Corp.	4,884,600	5,991
	SEMAFO Inc.	1,000,000	3,151

			Market
			Value
		Shares	($000)
*	Bear Creek Mining Corp.	750,000	1,743
*	Lake Shore Gold Corp.	1,000,000	1,027
*	Claude Resources Inc.	400,000	280
*	NovaCopper Inc.	33,333	58
			769,868
	France (6.1%)
	Imerys SA	3,650,000	183,732

	Germany (7.6%)
	K+S AG	4,650,000	229,406

	Indonesia (0.1%)
	Vale Indonesia Tbk	6,500,000	1,657

	Ireland (0.3%)
*	Kenmare Resources plc	13,627,035	7,975

	Papua New Guinea (0.1%)
*	Bougainville Copper Ltd.	2,000,000	1,753

	Russia (1.4%)
	Uralkali OJSC GDR	1,050,000	43,610

	Singapore (1.0%)
	Noble Group Ltd.	35,000,353	30,024

	United Kingdom (10.8%)
1	Hochschild Mining plc	40,500,000	265,567
	Petropavlovsk plc	9,000,000	59,598
			325,165
	United States (11.7%)
	Newmont Mining Corp.	5,400,000	240,138
1	AMCOL
	International Corp.	3,080,000	94,556
	Mosaic Co.	350,000	20,339
			355,033
	Total Common Stocks
	(Cost $3,418,538)		2,920,978

14

Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	2,839
Total Precious Metals
(Cost $1,212)		2,839
Temporary Cash Investment (4.2%)
Money Market Fund (4.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.155%
(Cost $128,463)	128,462,706	128,463
Total Investments (101.1%)
(Cost $3,548,213)		3,052,280
Other Assets and Liabilities (-1.1%)
Other Assets		13,926
Liabilities[3]		(47,465)
		(33,539)
Net Assets (100%)
Applicable to 199,969,582 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,018,741
Net Asset Value Per Share		$15.10

Market
Value
Shares	($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value[4]
Unaffiliated Issuers[4]	1,339,059
Affiliated Vanguard Funds	128,463
Other Affiliated Issuers	1,584,758
Total Investments in Securities	3,052,280
Receivables for Investment
Securities Sold	8,436
Other Assets	5,490
Total Assets	3,066,206
Liabilities
Payables for Investment
Securities Purchased	20,419
Security Lending Collateral
Payable to Brokers	11,655
Other Liabilities	15,391
Total Liabilities	47,465
Net Assets	3,018,741

15

Precious Metals and Mining Fund

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,848,597
Overdistributed Net Investment Income	(194,884)
Accumulated Net Realized Losses	(139,060)
Unrealized Appreciation (Depreciation)
Investment Securities[4]	(495,933)
Foreign Currencies	21
Net Assets	3,018,741

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,851,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $11,655,000 of collateral received for securities on loan.
4 Includes precious metals.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Operations

SixMonths Ended
July 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	40,108
Interest[2]	42
Security Lending	1,756
Total Income	41,906
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,280
Performance Adjustment	(996)
The Vanguard Group—Note C
Management and Administrative	2,971
Marketing and Distribution	438
Custodian Fees	133
Shareholders’ Reports	32
Trustees’ Fees and Expenses	5
Total Expenses	4,863
Net Investment Income	37,043
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(139,092)
Foreign Currencies	(478)
Realized Net Gain (Loss)	(139,570)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(1,185,354)
Foreign Currencies	27
Change in Unrealized Appreciation (Depreciation)	(1,185,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,287,854)

1 Dividends are net of foreign withholding taxes of $3,284,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $11,900,000, $42,000, and ($103,689,000), respectively.
3 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,043	75,993
Realized Net Gain (Loss)	(139,570)	394,334
Change in Unrealized Appreciation (Depreciation)	(1,185,327)	(524,311)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,287,854)	(53,984)
Distributions
Net Investment Income	(62,779)	(24,181)
Realized Capital Gain	(59,601)	(276,223)
Total Distributions	(122,380)	(300,404)
Capital Share Transactions
Issued	362,040	741,011
Issued in Lieu of Cash Distributions	112,690	277,838
Redeemed[1]	(461,052)	(1,279,248)
Net Increase (Decrease) from Capital Share Transactions	13,678	(260,399)
Total Increase (Decrease)	(1,396,556)	(614,787)
Net Assets
Beginning of Period	4,415,297	5,030,084
End of Period[2]	3,018,741	4,415,297

1 Net of redemption fees for fiscal 2013 and 2012 of $435,000 and $2,635,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($194,884,000) and ($168,670,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.14	$24.15	$18.74	$10.74	$33.45	$28.64
Investment Operations
Net Investment Income	.190	.334[1]	.181	.093[2]	.653	.900[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(6.614)	(.760)	6.521	8.207	(19.849)	8.362
Total from Investment Operations	(6.424)	(.426)	6.702	8.300	(19.196)	9.262
Distributions
Dividends from Net Investment Income	(.316)	(.123)	(1.101)	(.300)	(.763)	(.670)
Distributions from Realized Capital Gains	(.300)	(1.461)	(.191)	—	(2.751)	(3.782)
Total Distributions	(.616)	(1.584)	(1.292)	(.300)	(3.514)	(4.452)
Net Asset Value, End of Period	$15.10	$22.14	$24.15	$18.74	$10.74	$33.45

Total Return[4]	-29.63%	-0.97%	35.35%	77.75%	-60.16%	33.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,019	$4,415	$5,030	$3,684	$1,644	$4,635
Ratio of Total Expenses to
Average Net Assets[5]	0.27%	0.29%	0.27%	0.27%	0.30%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.07%	1.54%[1]	0.61%	0.59%[2]	2.17%	2.70%[2]
Portfolio Turnover Rate	33%	22%	34%	17%	22%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
2 Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008, include $.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90%, respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
3 Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.01, and $.01.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.03%), (0.05%), (0.08%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

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Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $996,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $453,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,124,901	—	—
Common Stocks—Other	—	1,796,077	—
Precious Metals	2,839	—	—
Temporary Cash Investments	128,463	—	—
Total	1,256,203	1,796,077	—

21

Precious Metals and Mining Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2012, the fund realized net foreign currency losses of $478,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at July 31, 2012, had unrealized appreciation of $223,473,000, as of January 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

At July 31, 2012, the cost of investment securities for tax purposes was $3,771,686,000. Net unrealized depreciation of investment securities for tax purposes was $719,406,000, consisting of unrealized gains of $49,176,000 on securities that had risen in value since their purchase and $768,582,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $587,167,000 of investment securities and sold $732,126,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2012	January 31, 2012
	Shares	Shares
	(000)	(000)
Issued	20,694	29,915
Issued in Lieu of Cash Distributions	5,821	14,027
Redeemed	(25,927)	(52,827)
Net Increase (Decrease) in Shares Outstanding	588	(8,885)

22

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2012		Proceeds from		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alacer Gold Corp.	239,924	—	62,153	—	94,633
AMCOL International Corp.	87,965	—	—	1,109	94,556
Apex Minerals NL	3,979	5,389	—	—	4,597
Aquila Resources Ltd.	211,654	6,912	—	—	76,666
Centerra Gold Inc.	375,144	—	11,470	612	129,411
Cudeco Ltd.	55,382	6,913	—	—	57,563
Discovery Metals Ltd.	40,996	48,865	—	—	78,389
Drummond Gold Ltd.	929	—	—	—	294
Equatorial Resources Ltd.	15,509	7,601	—	—	18,001
Galaxy Resources Ltd.	24,581	34,692	—	—	20,316
Glory Resources Ltd.	8,711	—	—	—	9,858
Harry Winston Diamond Corp.	111,135	27,489	—	—	148,427
Hochschild Mining plc	315,742	—	—	1,173	265,567
Kumarina Resources Ltd.	2,567	—	—	—	992
Medusa Mining Ltd.	144,972	—	—	1,124	127,118
Minefinders Corp.	172,996	—	27,650	—	NA1
Nevsun Resources Ltd.	253,032	—	—	1,666	134,367
NovaGold Resources Inc.	219,420	—	165,773	133	—
OZ Minerals Ltd.	199,102	22,846	2,920	5,645	149,790
Panoramic Resources Ltd.	27,580	647	—	413	12,817
Reed Resources Ltd.	9,921	8,563	—	—	12,636
Resolute Mining Ltd.	112,781	—	—	—	73,559
SEMAFO Inc.	98,225	—	73,935	25	NA2
Speewah Metals Ltd.	3,430	—	—	—	1,135
St. Barbara Ltd.	126,529	—	—	—	74,066
	2,862,206			11,900	1,584,758

1 Not applicable—In March 2012, Minefinders Corp. merged into Pan American Silver Corp. At July 31, 2012, the security was no longer held in the fund.
2 Not applicable—At July 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return	$1,000.00	$703.72	$1.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.52	1.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, offers a broad range of investment products. M&G continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries, with an emphasis on well-managed, returns-focused companies. The fund may be invested in rare minerals (such as diamonds), precious metals (such as gold, silver, and platinum), and in base metals and minerals (such as coal). The advisor’s global equity research team conducts intensive fundamental analysis on companies in the industry, including regular company visits. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

27

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092012

Semiannual Report | July 31, 2012
Vanguard Health Care Fund

> For the six months ended July 31, 2012, Vanguard Health Care Fund returned about 6%, lagging the return of its benchmark index and the average return of its peer funds.

> Disappointing stock choices among health insurers contributed to the fund’s underperformance of its comparative standards.

> Health care stocks generally outperformed the broader market, as investors sought out “defensive” investments that are relatively insulated from economic ups and downs.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard Health Care Fund
Investor Shares	6.30%
Admiral™ Shares	6.32
MSCI All Country World Health Care Index	8.65
Global Health/Biotechnology Funds Average	7.54

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$131.96	$140.12	$0.096	$0.054
Admiral Shares	55.68	59.13	0.044	0.023

1

Chairman’s Letter

Dear Shareholder,

Health care stocks turned in strong gains for the six months ended July 31, 2012, as investors sought refuge from concerns about the European debt crisis and lackluster U.S. economic growth.

Vanguard Health Care Fund didn’t quite keep pace with the health care sector overall, but still delivered a solid return of more than 6% for both Investor and Admiral Shares. Peer funds, on average, returned 7.54%, and the benchmark MSCI All Country World Health Care Index advanced 8.65%. Poor results from the fund’s health insurance stocks contributed to its underperformance of its comparative standards for the six-month period.

Please note that Vanguard eliminated the redemption fee for your fund in May. The fund’s trustees determined that the fee, which was one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

International equities slumped; U.S stocks escaped the downdraft
U.S. stocks outperformed their international counterparts handily, returning about 5% for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

2

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period, as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

Investors have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Health care stocks can prosper when uncertainty dominates the markets
As I mentioned, health care stocks produced strong gains for the six months, outperforming the broader market. In times of heightened concern about the economic outlook, health care stocks can do well.

That’s because investors see health care spending as being insulated from the effects of a slowing economy—the expectation is that consumers would cut discretionary expenses before reducing their medical spending.

Internationally, health care stocks also seemed to benefit from their status as a “defensive” investment. The MSCI All Country World Health Care Index significantly outperformed its broader counterpart, the MSCI All Country World Index, which edged up about 1.5%. As of July 31, a little more than 20% of the Health Care Fund was invested internationally, mostly in the stocks of European and Japanese pharmaceutical companies.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.39%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Health/Biotechnology Funds.

4

Of course, no business is entirely immune from economic forces. Health insurance stocks owned by the fund suffered during the period amid investor concerns that rising medical costs would hurt profits. About 12% of the fund was invested in the stocks of health insurance, or managed care, companies, nearly three times the allocation in the benchmark as of July 31.

In June, the U.S. Supreme Court issued a highly anticipated ruling on the Affordable Care Act, largely upholding the health care legislation passed in 2010, including a requirement that individuals carry health insurance. While the ruling removed some uncertainty from the market, it’s difficult to say at this point exactly how the law may affect health insurance companies or the health care industry overall.

The advisor’s choices among pharmaceutical and biotechnology stocks were among the bright spots for the fund in the six-month period. Drugmakers in particular have been buoyed by recent successes in winning federal regulatory approval for new medications and for label expansions of several existing drugs.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

Portfolio manager Edward P. Owens to retire after exemplary career
In closing, I wanted to highlight an important change that we announced in early September: Edward P. Owens, CFA, the portfolio manager of your fund, plans to retire on December 31, 2012. Ed has managed the Health Care Fund since its 1984 inception, making him Vanguard’s longest-tenured external portfolio manager. Ed’s performance has been, in a word, remarkable, and we thank him for his years of exemplary service to Vanguard clients.

Ed has also distinguished himself by developing a team of investment professionals with deep expertise in the health care sector. Associate portfolio manager Jean M. Hynes, CFA, will manage the fund when Ed retires. Jean has served on the fund’s management team for nearly 20 years. She and her Wellington colleagues are well positioned to build on the Health Care Fund’s distinguished legacy.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 5, 2012

5

Advisor’s Report

Vanguard Health Care Fund gained 6.30% for Investor Shares for the six months ended July 31, 2012, underperforming its benchmark, the MSCI All Country World Health Care Index, which returned 8.65%. The fund also trailed the 7.54% average return of peer health and biotechnology funds.

The investment environment
Health care stocks outperformed broad market equity indexes by a comfortable margin. Market participants remained concerned about weak economic growth, and equity investors seemed to take comfort in the perceived relative safety of health care stocks.

While investing in the health care sector presents unique risks of its own, improvement in the fundamentals of health care companies drove returns higher. The recent trend of increased FDA approvals over the past few years has also continued to support health care stocks.

At the end of June, the U.S. Supreme Court upheld all key provisions of the Patient Protection and Affordable Care Act, which was passed in 2010. The decision did not alter our long-term outlook or the fund’s positioning. Uncertainty remains high about what the U.S. health care system will look like eventually.

Major Portfolio Changes
Six Months Ended July 31, 2012

Additions	Comments
Teva Pharmaceutical Industries	The leading generic pharmaceutical company; we were
encouraged by new management’s rebasing of earnings and
capital discipline.
UCB	Belgian-based biopharmaceutical company that has benefited from the growth of three new products and an exciting osteoporosis treatment in late-stage trials.
Allscripts Healthcare	The stock price was down significantly because of weak earnings and news that its chief financial officer would be resigning along with four board members; this significant slide offered us the opportunity to initiate a position in this leading health care IT company.
Life Technologies	A California-based global biotechnology tools company that
provides products and services for research and development of existing and new drugs; we initiated a position at a favorable valuation.
Reductions	Comments
Biogen Idec	Trimmed our position as the stock rose when the market took
notice of the potential of its multiple sclerosis drug.
Gilead Sciences	We decreased our position amid the stock’s strong performance;
while we still like the company’s growth prospects, competitive threats to its HIV franchise are emerging.
Warner Chilcott	We eliminated our small position in the specialty pharmaceutical company when the stock rose amid takeover speculation.

6

The magnitude of the health care cost problem in the United States is substantial, creating both risks and opportunities for health care stocks, as large employers and the government attempt to rein in health care costs.

Our successes
Two of our largest positions at the end of the period, Merck and Amgen, were among the fund’s top contributors to performance. Abbott Laboratories, Astellas Pharma, and Cerner also contributed favorably to the fund’s results.

Merck reported decent earnings during the period, along with positive top-line results for suvorexant, a potential new treatment for insomnia, and odanacatib, a potential new treatment for osteoporosis. The company’s late-stage portfolio is gaining more recognition from the market. The company has an attractive valuation, a solid dividend yield, and a diversified pharmaceutical revenue base. Furthermore, Merck is controlling costs and benefiting from strong sales of existing products.

Amgen, the biotechnology company, reported results that exceeded the market’s expectations during the period. Investors responded favorably to the company’s disciplined cost controls and robust sales of products, including Enbrel, an inflammation drug, and Prolia, a drug for treating osteoporosis. The company’s management remains committed to increasing the dividend over time and continuing to buy back shares. We trimmed our position during the period.

Abbott Laboratories is engaged in the discovery, development, manufacture, and sale of a range of health care products. Abbott’s stock benefited from the news that the company would be splitting into two separate companies: a research-based proprietary pharmaceutical company and a diversified medical products company. We expect the stock to do well in the coming years if current management is able to effectively execute its long-term business strategy and as the pharmaceutical pipeline matures. We modestly pared back our exposure during the period.

Our shortfalls
The fund held a number of positions that hindered returns during the period. Among the holdings that declined in share price were managed care organizations Humana, WellPoint, Health Net, and CIGNA. Medical technology stocks Boston Scientific and St. Jude Medical held back performance as well.

Unlike in recent periods, when managed care organizations have collectively posted consistently positive results, this year’s numbers have been more mixed for the group. Humana was a prominent detractor among the fund’s managed care holdings. At the close of the period, Humana’s management announced lower earnings

7

expectations. We found an opportunity to increase our position size amid the negative market reaction, which was too severe in our view.

Humana was not alone. Health Net, a managed care organization that delivers services through health plans, including government-sponsored plans, saw its shares drop during the latter part of the period. The market reacted to disappointing numbers, attributed largely to a prior-period reserve adjustment. We trimmed our position earlier in the period.

CIGNA also declined during the period. We think that fundamentals will remain favorable for managed care organizations in the intermediate term and that the company’s acquisitions will drive growth. We added to our position while shares were under pressure after the company announced conservative earnings guidance.

St. Jude Medical is a U.S.-based medical technology company. While uncertainty resulting from debates about product quality has pressured the stock, we hold a favorable longer-term view of St. Jude. In addition to its leading technology, diversified revenue mix, and strong balance sheet, St. Jude has achieved progress in its product pipeline. We believe that new products will contribute to accelerated sales growth in the future. We added to our position during the period.

The fund’s positioning
Following the Supreme Court decision, the health care industry continues to face risks, but it has many opportunities as well.

In our view, success will accrue to those companies able to offer an improvement over current standards of care or an equivalent level of care at a lower price. This is one of the key tenets upon which we have structured Vanguard Health Care Fund.

More than half the fund’s assets are invested in pharmaceutical, biotechnology, and specialty pharmaceutical companies. We remain attracted to the combination of valuation, innovation, and volume growth around the globe.

We believe that the managed care companies still offer meaningful upside. In addition to a more benign tone from Washington, the commercial underwriting cycle remains favorable. While we expect to see a slight acceleration in the medical cost trend through the end of the year, given the abnormally depressed levels experienced in 2010 and 2011, we believe that the uptick will be muted as employers and individuals look to keep health care spending under control. More important, we believe managed care companies will remain part of the long-term solution to controlling health care costs in the United States.

8

We also favor drug distributors and drug stores, which are poised to benefit from the conversion of approximately $100 billion of branded pharmaceuticals to generics over the next several years.

While we are confident in the portfolio’s positioning, we will continue to monitor industry developments closely and make adjustments to the fund as needed. As always, we will continue to strive to identify early the drugs and devices with the best chances of changing medicine, as well as the service companies that are best positioned to capture opportunities along the health care chain. We will continue to stay diversified across the industry’s subsectors, focused on the long haul, and positioned in the most attractive health care stocks.

Edward P. Owens, CFA
Senior Vice President and Portfolio Manager

Jean M. Hynes, CFA
Senior Vice President and Associate Portfolio Manager

Wellington Management Company, llp

August 14, 2012

9

Health Care Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC Yield	1.67%	1.72%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	Index
Number of Stocks	84	134	3,684
Median Market Cap	$34.9B	$60.1B	$34.4B
Price/Earnings Ratio	15.0x	17.3x	15.7x
Price/Book Ratio	2.2x	2.8x	2.2x
Return on Equity	20.8%	22.4%	18.1%
Earnings Growth
Rate	7.2%	7.7%	9.6%
Dividend Yield	2.3%	2.6%	2.1%
Foreign Holdings	22.1%	42.4%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	6.1%	—	—

Volatility Measures
	Spliced	DJ
	Health	U.S. Total
	Care	Market
	Index	Index
R-Squared	0.93	0.63
Beta	0.83	0.53

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	7.0%
Amgen Inc.	Biotechnology	4.4
UnitedHealth Group Inc.	Managed Health
	Care	4.3
Pfizer Inc.	Pharmaceuticals	4.0
Roche Holding AG	Pharmaceuticals	3.9
Forest Laboratories Inc.	Pharmaceuticals	3.9
McKesson Corp.	Health Care
	Distributors	3.7
Abbott Laboratories	Pharmaceuticals	3.6
Astellas Pharma Inc.	Pharmaceuticals	3.0
Eli Lilly & Co.	Pharmaceuticals	3.0
Top Ten		40.8%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
Europe
Switzerland	6.0%
United Kingdom	3.7
Belgium	1.4
Germany	1.2
Other	1.0
Subtotal	13.3%
Pacific
Japan	8.8%
North America
United States	76.5%
Middle East
Israel	1.4%

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

10

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	10.0%	9.3%
Consumer Staples	2.1	0.0
Health Care Distributors	5.6	2.6
Health Care Equipment	9.1	10.1
Health Care Facilities	1.9	0.5
Health Care Services	3.2	4.7
Health Care Supplies	0.4	1.1
Health Care Technology	2.1	0.4
Industrials	0.2	0.0
Life Sciences Tools & Services	0.5	2.3
Managed Health Care	12.1	4.3
Materials	1.1	0.0
Pharmaceuticals	51.7	64.7

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	5.88%	4.77%	8.41%
Admiral Shares	11/12/2001	5.92	4.83	8.49

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.1%)
United States (72.0%)
Biotechnology (9.3%)
	Amgen Inc.	11,858,355	979,500
*	Gilead Sciences Inc.	7,042,100	382,597
*	Biogen Idec Inc.	1,837,948	268,028
*	Vertex Pharmaceuticals
	Inc.	2,243,700	108,842
*	United Therapeutics Corp.	1,687,000	92,414
*	Onyx Pharmaceuticals Inc.	1,152,700	86,418
*	Regeneron
	Pharmaceuticals Inc.	542,200	73,007
*	Cubist Pharmaceuticals
	Inc.	1,323,142	56,975
*	Ironwood Pharmaceuticals
	Inc. Class A	2,000,000	25,740
*	Alkermes plc	837,400	15,567
			2,089,088
Chemicals (1.1%)
	Sigma-Aldrich Corp.	3,380,000	233,896

Food & Staples Retailing (1.8%)
	Walgreen Co.	10,844,700	394,313
	CVS Caremark Corp.	300,000	13,575
			407,888
Food Products (0.1%)
*,^	Green Mountain Coffee
	Roasters Inc.	1,400,000	25,564

Health Care Equipment & Supplies (8.9%)
	Medtronic Inc.	10,901,100	429,722
	St. Jude Medical Inc.	9,110,900	340,383
*	Boston Scientific Corp.	46,800,000	241,956
	Becton Dickinson and Co.	3,102,500	234,890
	Baxter International Inc.	3,900,000	228,189
	Zimmer Holdings Inc.	2,400,000	141,432

			Market
			Value
		Shares	($000)
	Covidien plc	2,150,000	120,142
*	CareFusion Corp.	4,734,654	115,573
	DENTSPLY International
	Inc.	2,485,400	90,320
*	NuVasive Inc.	1,680,103	35,097
	STERIS Corp.	803,083	24,197
			2,001,901
Health Care Providers & Services (21.3%)
	UnitedHealth Group Inc.	18,785,100	959,731
	McKesson Corp.	9,189,900	833,800
	WellPoint Inc.	7,702,400	410,461
	Humana Inc.	6,510,094	401,022
	Quest Diagnostics Inc.	6,485,400	378,942
	Cigna Corp.	7,710,600	310,583
1	Coventry Health Care Inc.	8,427,500	280,888
	Cardinal Health Inc.	6,236,708	268,740
*	Laboratory Corp. of
	America Holdings	2,681,360	225,475
	Universal Health Services
	Inc. Class B	4,120,800	161,041
*,1	Health Management
	Associates Inc. Class A	15,656,900	103,022
	Aetna Inc.	2,450,000	88,347
	HCA Holdings Inc.	3,300,000	87,384
*	Health Net Inc.	3,863,458	85,073
	Owens & Minor Inc.	3,000,000	84,630
*	Tenet Healthcare Corp.	5,600,000	25,872
*	WellCare Health Plans Inc.	349,000	22,622
	Vanguard Health
	Systems Inc.	2,556,780	21,733
*	DaVita Inc.	154,600	15,216
*	HealthSouth Corp.	386,000	8,646
			4,773,228

13

Health Care Fund

			Market
			Value
		Shares	($000)
Health Care Technology (2.0%)
*	Cerner Corp.	5,800,000	428,736
*	Allscripts Healthcare
	Solutions Inc.	2,439,400	22,443
			451,179
Life Sciences Tools & Services (0.4%)
*	PAREXEL International
	Corp.	2,738,400	75,361
*	Life Technologies Corp.	527,400	23,142
			98,503
Machinery (0.2%)
	Pall Corp.	874,600	46,712
Pharmaceuticals (26.9%)
	Merck & Co. Inc.	35,390,648	1,563,205
	Pfizer Inc.	37,383,888	898,709
*,1	Forest Laboratories Inc.	25,903,000	869,045
	Abbott Laboratories	12,100,000	802,351
	Eli Lilly & Co.	15,364,300	676,490
	Bristol-Myers Squibb Co.	11,903,061	423,749
	Johnson & Johnson	4,500,000	311,490
	Perrigo Co.	1,959,100	223,376
*	Watson Pharmaceuticals
	Inc.	1,600,000	124,528
*	Salix Pharmaceuticals Ltd.	1,554,300	69,664
*	Hospira Inc.	1,895,070	65,854
			6,028,461
Total United States			16,156,420
International (22.1%)
Belgium (1.3%)
	UCB SA	5,821,811	291,252

France (0.4%)
	Sanofi	671,976	54,825
	Ipsen SA	1,400,000	33,175
			88,000
Germany (1.1%)
	Bayer AG	2,694,656	204,667
	Fresenius Medical Care
	AG & Co. KGaA	611,950	44,237
			248,904

		Market
		Value
	Shares	($000)
Ireland (0.5%)
* Elan Corp. plc ADR	8,894,800	102,735

Israel (1.3%)
Teva Pharmaceutical
Industries Ltd. ADR	7,350,000	300,542

Japan (8.3%)
Astellas Pharma Inc.	14,365,700	682,452
Takeda Pharmaceutical
Co. Ltd.	5,599,900	257,201
Eisai Co. Ltd.	5,793,700	256,390
Daiichi Sankyo Co. Ltd.	13,001,500	213,964
Shionogi & Co. Ltd.	12,066,234	171,870
Mitsubishi Tanabe Pharma
Corp.	7,100,000	108,360
Chugai Pharmaceutical
Co. Ltd.	5,321,700	102,344
Ono Pharmaceutical
Co. Ltd.	960,000	60,599
		1,853,180
Norway (0.1%)
* Algeta ASA	565,247	15,414

Switzerland (5.6%)
Roche Holding AG	4,273,977	756,817
Novartis AG	4,969,880	291,827
Roche Holding AG (Bearer)	664,320	121,718
Novartis AG ADR	1,461,400	85,667
Actelion Ltd.	200,000	9,121
		1,265,150
United Kingdom (3.5%)
AstraZeneca plc	14,181,500	662,312
GlaxoSmithKline plc ADR	2,742,381	126,149
		788,461
Total International		4,953,638
Total Common Stocks
(Cost $12,891,884)		21,110,058
Temporary Cash Investments (6.1%)
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.155%	4,940,000	4,940

14

Health Care Fund

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreements (4.3%)
Bank of America Securities
LLC 0.170%, 8/1/12 (Dated
7/31/12, Repurchase Value
$222,101,000, collateralized
by Federal Home Loan
Mortgage Corp. 2.713%–
3.5000%, 5/1/42–7/1/42,
and Federal National
Mortgage Assn. 2.399%–
3.059%, 3/1/41–5/1/42)	222,100	222,100
BNP Paribas Securities Corp.
0.180%, 8/1/12 (Dated
7/31/12, Repurchase Value
$235,701,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.500%,
6/1/42, Federal National
Mortgage Assn. 3.500%,
12/1/25, and Government
National Mortgage Assn.
5.000%–5.500%, 10/15/40–
5/15/41)	235,700	235,700
HSBC Bank USA 0.190%,
8/1/12 (Dated 7/31/12,
Repurchase Value
$224,601,000, collater–
alized by Federal National
Mortgage Assn. 4.000%,
1/1/41–2/1/42)	224,600	224,600
Morgan Stanley 0.190%,
8/1/12 (Dated 7/31/12,
Repurchase Value
$187,801,000, collateralized
by Federal National
Mortgage Assn. 3.500%–
6.500%, 7/1/27–7/1/47)	187,800	187,800
UBS Securities LLC
0.190%, 8/1/12 (Dated
7/31/12, Repurchase Value
$81,100,000, collateralized
by Government National
Mortgage Assn. 4.500%,
11/20/24)	81,100	81,100
		951,300
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury Bill,
0.063%–0.095%, 8/9/12	5,920	5,920

	Face	Market
	Amount	Value
	($000)	($000)
Commercial Paper (1.8%)
General Electric Capital Corp.,
0.230%, 8/8/12	200,000	199,994
General Electric Capital Corp.,
0.260%, 10/3/12	200,000	199,922
		399,916
Total Temporary Cash
Investments (Cost $1,362,060)		1,362,076
Total Investments (100.2%)
(Cost $14,253,944)		22,472,134
Other Assets and Liabilities (-0.2%)
Other Assets		68,803
Liabilities[3]		(103,075)
		(34,272)
Net Assets (100%)		22,437,862

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		21,214,239
Affiliated Vanguard Funds		4,940
Other Affiliated Issuers		1, 252,955
Total Investments in Securities		22,472,134
Receivables for Investment
Securities Sold		29,208
Other Assets		39,595
Total Assets		22,540,937
Liabilities
Payables for Investment
Securities Purchased		16,334
Other Liabilities		86,741
Total Liabilities		103,075
Net Assets		22,437,862

15

Health Care Fund

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	13,868,757
Undistributed Net Investment Income	185,804
Accumulated Net Realized Gains	171,443
Unrealized Appreciation (Depreciation)
Investment Securities	8,218,190
Forward Currency Contracts	(5,365)
Foreign Currencies	(967)
Net Assets	22,437,862

Investor Shares—Net Assets
Applicable to 62,588,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,769,999
Net Asset Value Per Share—
Investor Shares	$140.12

Admiral Shares—Net Assets
Applicable to 231,141,010 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,667,863
Net Asset Value Per Share—
Admiral Shares	$59.13

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,748,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,940,000 of collateral received for securities on loan.
4 Securities with a value of $5,205,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	282,750
Interest	1,377
Security Lending	1,989
Total Income	286,116
Expenses
Investment Advisory Fees—Note B	16,390
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,764
Management and Administrative—Admiral Shares	8,823
Marketing and Distribution—Investor Shares	768
Marketing and Distribution—Admiral Shares	1,065
Custodian Fees	46
Shareholders’ Reports—Investor Shares	56
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	23
Total Expenses	34,949
Net Investment Income	251,167
Realized Net Gain (Loss)
Investment Securities Sold[2]	161,567
Foreign Currencies and Forward Currency Contracts	9,319
Realized Net Gain (Loss)	170,886
Change in Unrealized Appreciation (Depreciation)
Investment Securities	926,260
Foreign Currencies and Forward Currency Contracts	(4,628)
Change in Unrealized Appreciation (Depreciation)	921,632
Net Increase (Decrease) in Net Assets Resulting from Operations	1,343,685
1 Dividends are net of foreign withholding taxes of $12,422,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $2,107,000 and ($3,586,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	251,167	364,494
Realized Net Gain (Loss)	170,886	709,376
Change in Unrealized Appreciation (Depreciation)	921,632	1,356,581
Net Increase (Decrease) in Net Assets Resulting from Operations	1,343,685	2,430,451
Distributions
Net Investment Income
Investor Shares	(6,123)	(137,158)
Admiral Shares	(10,213)	(217,791)
Realized Capital Gain[1]
Investor Shares	(3,443)	(320,941)
Admiral Shares	(5,337)	(484,740)
Total Distributions	(25,116)	(1,160,630)
Capital Share Transactions
Investor Shares	(210,523)	(517,566)
Admiral Shares	(100,650)	772,975
Net Increase (Decrease) from Capital Share Transactions	(311,173)	255,409
Total Increase (Decrease)	1,007,396	1,525,230
Net Assets
Beginning of Period	21,430,466	19,905,236
End of Period[2]	22,437,862	21,430,466

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $79,746,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $185,804,000 and ($49,588,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.96	$124.30	$120.06	$99.12	$133.80	$149.69
Investment Operations
Net Investment Income	1.541	2.300	2.046	1.902	1.998	2.766[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.769	12.780	7.404	21.530	(25.229)	(5.317)
Total from Investment Operations	8.310	15.080	9.450	23.432	(23.231)	(2.551)
Distributions
Dividends from Net Investment Income	(.096)	(2.237)	(2.007)	(1.761)	(1.925)	(2.747)
Distributions from Realized Capital Gains	(.054)	(5.183)	(3.203)	(.731)	(9.524)	(10.592)
Total Distributions	(.150)	(7.420)	(5.210)	(2.492)	(11.449)	(13.339)
Net Asset Value, End of Period	$140.12	$131.96	$124.30	$120.06	$99.12	$133.80

Total Return[2]	6.30%	12.50%	7.95%	23.63%	-17.44%	-1.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,770	$8,462	$8,447	$11,692	$10,478	$14,314
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.35%	0.36%	0.29%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.26%	1.72%	1.67%	1.73%	1.64%	1.78%[1]
Portfolio Turnover Rate	4%	8%	9%	6%	12%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$55.68	$52.45	$50.67	$41.83	$56.47	$63.19
Investment Operations
Net Investment Income	.666	1.005	.891	.835	.879	1.220[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.851	5.392	3.115	9.091	(10.648)	(2.257)
Total from Investment Operations	3.517	6.397	4.006	9.926	(9.769)	(1.037)
Distributions
Dividends from Net Investment Income	(.044)	(.980)	(.874)	(.777)	(.852)	(1.212)
Distributions from Realized Capital Gains	(.023)	(2.187)	(1.352)	(.309)	(4.019)	(4.471)
Total Distributions	(.067)	(3.167)	(2.226)	(1.086)	(4.871)	(5.683)
Net Asset Value, End of Period	$59.13	$55.68	$52.45	$50.67	$41.83	$56.47

Total Return[2]	6.32%	12.57%	7.99%	23.72%	-17.38%	-1.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,668	$12,968	$11,459	$8,619	$7,576	$10,513
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.29%	0.22%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.31%	1.77%	1.72%	1.80%	1.71%	1.86%[1]
Portfolio Turnover Rate	4%	8%	9%	6%	12%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the

21

Health Care Fund

posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

22

Health Care Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $3,313,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	16,156,420	—	—
Common Stocks—International	615,093	4,338,545	—
Temporary Cash Investments	4,940	1,357,136	—
Forward Currency Contracts—Liabilities	—	(5,365)	—
Total	16,776,453	5,690,316	—

At July 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
	Contract				Appreciation
	Settlement	Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive	Deliver	($000)
Bank of America NA	8/23/12	USD	244,120	JPY 19,062,436	(5,365)
JPY—Japanese yen.
USD—U.S. dollar.

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Health Care Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2012, the fund realized net foreign currency gains of $561,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at July 31, 2012, had unrealized appreciation of $23,466,000, as of January 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

At July 31, 2012, the cost of investment securities for tax purposes was $14,277,410,000. Net unrealized appreciation of investment securities for tax purposes was $8,194,724,000, consisting of unrealized gains of $8,715,054,000 on securities that had risen in value since their purchase and $520,330,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $507,856,000 of investment securities and sold $461,767,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	$000)	(000)	($000)	(000)
Investor Shares
Issued	331,415	2,428	721,109	5,453
Issued in Lieu of Cash Distributions	9,097	67	436,880	3,494
Redeemed[1]	(551,035)	(4,035)	(1,675,555)	(12,775)
Net Increase (Decrease)—Investor Shares	(210,523)	(1,540)	(517,566)	(3,828)
Admiral Shares
Issued	336,906	5,827	1,204,865	21,697
Issued in Lieu of Cash Distributions	14,160	247	640,586	12,144
Redeemed[1]	(451,716)	(7,854)	(1,072,476)	(19,374)
Net Increase (Decrease)—Admiral Shares	(100,650)	(1,780)	772,975	14,467

1 Net of redemption fees for fiscal 2013 and 2012 of $378,000 and $1,116,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

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Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2012		Proceeds from		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Coventry Health Care Inc.	256,422	3,041	6,651	2,107	280,888
Forest Laboratories Inc.	823,198	—	—	—	869,045
Health Management Associates Inc.
Class A	99,720	665	—	—	103,022
Health Net Inc.	174,112	4,460	37,048	—	NA1
	1,353,452			2,107	1,252,955
1 Not applicable—At July 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,063.01	$1.80
Admiral Shares	1,000.00	1,063.20	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.12	$1.76
Admiral Shares	1,000.00	1,023.37	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Edward P. Owens has managed the Health Care Fund since its inception in 1984, and Jean M. Hynes has co-managed the fund since 2008. The managers are aided by a team of three experienced health care analysts. This health care team uses intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and noted that the fund has outperformed its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092012

Semiannual Report | July 31, 2012
Vanguard REIT Index Fund

> For the six months ended July 31, 2012, Vanguard REIT Index Fund returned about 10%.
> The fund closely tracked its target index, the MSCI US REIT Index, and slightly outpaced the average return of its peers.

> REITs continued to perform well, outdistancing the broad stock market for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard REIT Index Fund
Investor Shares	9.88%
Admiral™ Shares	9.98
Signal® Shares	9.99
Institutional Shares	9.97
ETF Shares
Market Price	9.99
Net Asset Value	9.98
MSCI US REIT Index	10.02
Real Estate Funds Average	9.42
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$20.50	$22.18	$0.324	$0.000	$0.000
Admiral Shares	87.47	94.65	1.445	0.000	0.000
Signal Shares	23.35	25.27	0.385	0.000	0.000
Institutional Shares	13.54	14.65	0.225	0.000	0.000
ETF Shares	61.72	66.79	1.021	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2012, Vanguard REIT Index Fund returned about 10%. The fund’s performance was in line with that of its benchmark, the MSCI US REIT Index, and slightly ahead of the average return of competitive real estate funds.

REITs have performed well over the past several years, and that trend continued. All six subsectors of the real estate market posted gains, with retail REITs making the largest contribution to performance.

Please note that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks outperformed their international counterparts handily, returning about 5% for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance

2

in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period, as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Investors have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

REITs continued to benefit from strong fundamentals
Positive industry fundamentals as well as attractive dividends helped real estate investment trusts deliver a strong performance for the six months ended July 31, 2012. The downturn in both commercial and residential construction in recent years continued to work in favor of REITs by limiting new supply coming onto the market. At the same time, expansion in some sectors of the economy pushed up demand for existing space. Low interest rates were another source of support for the capital-intensive real estate industry.

The REIT segment of the stock market also benefited from investors in search of income. The REIT Index Fund’s dividend yield (including dividend income, return of capital, and capital gains) stood at 3.14% on July 31—ahead of the broad U.S. stock market’s dividend figure of around 2%, but lower than REITs’ historical long-term yield advantage over the broad equity market.

It’s worth remembering, of course, that REITs offer high dividend yields not because they are necessarily any better than other companies at generating income, but because regulations require them to pay

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.24%	0.10%	0.10%	0.08%	0.10%	1.33%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Real Estate Funds.

4

out just about all of their earnings. These payouts may also include a return of capital or capital gains distributions, a determination made at the end of a REIT’s fiscal year.

Retail REITs provided the largest performance boost
The retail REIT subsector, which accounted for more than one-quarter of fund assets, provided the largest contribution to performance, returning about 16% for the six-month period. Demand has been strong for leased space in higher-end shopping centers and regional malls, which pushed rents higher and vacancy rates lower.

Returns were more modest from specialized REITs, which invest in hotels, self-storage firms, and health care facilities, and from residential REITs, which invest in apartment buildings. Each of these market segments returned about 9%.

More muted performances were posted by the other subsectors. Office REITs returned 7%, diversified REITs 6%, and industrial REITs 5% for the half-year.

Allocated carefully, REITs can provide useful diversification
The REIT Index Fund offers convenient, low-cost exposure to the U.S. real estate market. Like any fund that focuses on one sector, when used thoughtfully it can enhance the diversification of a portfolio that lacks exposure to a certain part of the market or is overly concentrated in a few market segments.

However, any fund that focuses on a single sector can be volatile. Although REITs have provided generous returns for the past several years, in other periods the fund’s returns have trailed those of the broad market.

That’s why we believe it’s prudent to build a diversified portfolio. A broad mix of stock, bond, and short-term investments can help you harvest the long-term gains that may come from all segments of the markets while also mitigating your risk exposure. The REIT Index Fund can play a useful role in this type of careful approach.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2012

REIT Index Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics

	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.24%	0.10%	0.10%	0.08%	0.10%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	111	110	3,684
Median Market Cap	$10.6B	$10.6B	$34.4B
Price/Earnings Ratio	66.6x	65.9x	15.7x
Price/Book Ratio	2.3x	2.3x	2.2x
Return on Equity	4.7%	4.7%	18.1%
Earnings Growth Rate	1.8%	1.7%	9.6%
Dividend Yield	3.4%	3.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.6%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	6.5%	6.5%
Industrial REITs	4.6	4.6
Office REITs	15.1	15.1
Residential REITs	18.7	18.6
Retail REITs	27.4	27.2
Specialized REITs	27.7	28.0

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	Index
R-Squared	1.00	0.72
Beta	1.00	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	11.1%
Public Storage	Specialized REITs	5.0
Ventas Inc.	Specialized REITs	4.5
HCP Inc.	Specialized REITs	4.5
Equity Residential	Residential REITs	4.4
Boston Properties Inc.	Office REITs	3.8
Prologis Inc.	Industrial REITs	3.4
AvalonBay Communities
Inc.	Residential REITs	3.3
Vornado Realty Trust	Diversified REITs	3.2
Health Care REIT Inc.	Specialized REITs	3.0
Top Ten		46.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares.

6

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
Note: For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	12.95%	3.05%	10.34%
Admiral Shares	11/12/2001	13.09	3.17	10.44
Signal Shares	6/4/2007	13.07	3.17	1.09[1]
Institutional Shares	12/2/2003	13.16	3.20	9.75[1]
ETF Shares	9/23/2004
Market Price		12.97	3.18	8.90[1]
Net Asset Value		13.08	3.17	8.91[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.4%)[1]
Diversified REITs (6.5%)
2	Vornado Realty Trust	10,571,133	882,690
2	Liberty Property Trust	7,397,115	268,441
2	Duke Realty Corp.	16,439,622	237,717
2	Washington REIT	4,205,773	112,294
2	PS Business Parks Inc.	1,225,088	82,828
	American Assets Trust
	Inc.	2,119,176	55,099
2	Cousins Properties Inc.	5,948,374	45,148
2	Investors Real Estate
	Trust	5,334,609	43,530
2	Winthrop Realty Trust	1,887,227	22,949
2	CapLease Inc.	3,995,805	18,181
			1,768,877
Industrial REITs (4.6%)
2	Prologis Inc.	29,142,388	942,173
2	DCT Industrial Trust Inc.	15,680,870	98,162
2	EastGroup Properties Inc.	1,768,104	94,558
*,2	First Industrial Realty
	Trust Inc.	5,222,484	66,535
2	First Potomac Realty
	Trust	3,191,719	36,992
2	Monmouth Real Estate
	Investment Corp.
	Class A	2,023,895	22,546
			1,260,966
Office REITs (15.0%)
2	Boston Properties Inc.	9,410,271	1,043,599
2	Digital Realty Trust Inc.	7,632,528	595,871
2	SL Green Realty Corp.	5,481,182	431,643
2	Alexandria Real Estate
	Equities Inc.	3,931,841	288,912
2	Kilroy Realty Corp.	4,337,727	205,348
2	Douglas Emmett Inc.	8,416,317	197,868
2	Piedmont Office Realty
	Trust Inc. Class A	10,955,566	186,902
2	BioMed Realty Trust Inc.	9,787,462	184,004

			Market
			Value
		Shares	($000)
2	Highwoods Properties
	Inc.	4,611,581	156,194
2	Mack-Cali Realty Corp.	5,572,034	149,275
2	Brandywine Realty Trust	9,057,951	107,608
2	DuPont Fabros
	Technology Inc.	3,998,915	107,571
2	Corporate Office
	Properties Trust	4,568,455	101,694
^,2	Lexington Realty Trust	8,875,795	79,349
	CommonWealth REIT	3,463,267	63,170
2	Government Properties
	Income Trust	2,388,893	54,706
2	Franklin Street Properties
	Corp.	4,737,116	49,124
	Hudson Pacific Properties
	Inc.	2,165,690	38,506
2	Coresite Realty Corp.	1,316,733	35,104
2	Parkway Properties Inc.	1,395,939	15,537
			4,091,985
Residential REITs (18.6%)
2	Equity Residential	19,054,158	1,206,319
2	AvalonBay Communities
	Inc.	6,042,291	888,761
2	UDR Inc.	16,642,776	442,864
2	Camden Property Trust	5,001,151	356,632
2	Essex Property Trust Inc.	2,209,234	347,645
2	American Campus
	Communities Inc.	5,694,713	271,410
2	BRE Properties Inc.	4,779,219	251,769
2	Apartment Investment
	& Management Co.
	Class A	9,151,022	251,013
2	Home Properties Inc.	3,069,761	201,407
2	Equity Lifestyle
	Properties Inc.	2,489,823	179,068
2	Mid-America Apartment
	Communities Inc.	2,580,963	178,680
2	Post Properties Inc.	3,378,631	174,506
2	Colonial Properties Trust	5,297,513	119,989

8

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Sun Communities Inc.	1,594,751	74,299
2	Education Realty Trust
	Inc.	5,825,946	68,280
2	Associated Estates
	Realty Corp.	3,088,750	46,115
2	Campus Crest
	Communities Inc.	2,383,677	26,125
			5,084,882
Retail REITs (27.2%)
2	Simon Property Group
	Inc.	18,895,470	3,032,534
2	Kimco Realty Corp.	25,828,058	503,389
2	Macerich Co.	8,376,632	489,279
	General Growth
	Properties Inc.	26,776,151	485,184
2	Federal Realty
	Investment Trust	4,040,863	439,080
2	Realty Income Corp.	8,464,983	348,757
2	Taubman Centers Inc.	3,684,535	285,625
2	Regency Centers Corp.	5,706,850	273,073
	DDR Corp.	14,061,747	211,489
2	Weingarten Realty
	Investors	7,285,813	195,843
^,2	National Retail
	Properties Inc.	6,562,051	193,580
2	Tanger Factory Outlet
	Centers	5,761,293	185,514
2	CBL & Associates
	Properties Inc.	8,944,827	176,481
2	Glimcher Realty Trust	8,656,576	86,739
	Equity One Inc.	3,641,671	78,988
2	Acadia Realty Trust	2,713,902	64,971
	Alexander’s Inc.	129,600	55,374
2	Pennsylvania REIT	3,356,335	48,197
2	Inland Real Estate Corp.	5,650,214	45,089
^,2	Retail Opportunity
	Investments Corp.	3,151,696	38,419
2	Ramco-Gershenson
	Properties Trust	2,883,095	36,731
2	Getty Realty Corp.	1,694,513	31,484
	Saul Centers Inc.	733,022	30,523
	Urstadt Biddle Properties
	Inc. Class A	1,259,786	23,923
2	Excel Trust Inc.	1,921,171	23,515
2	Kite Realty Group Trust	3,818,879	19,209
2	Cedar Realty Trust Inc.	3,668,751	18,894
	Rouse Properties Inc.	1,240,903	17,174
	Urstadt Biddle Properties
	Inc.	69,255	1,276
			7,440,334
Specialized REITs (27.5%)
2	Public Storage	9,239,811	1,376,270
2	Ventas Inc.	18,335,361	1,233,053
2	HCP Inc.	25,989,376	1,226,958

			Market
			Value
		Shares	($000)
2	Health Care REIT Inc.	13,344,696	830,440
2	Host Hotels & Resorts
	Inc.	44,903,711	659,187
2	Extra Space Storage Inc.	6,152,177	201,422
	Senior Housing
	Properties Trust	7,985,435	181,669
^,2	Omega Healthcare
	Investors Inc.	6,593,780	159,833
2	LaSalle Hotel Properties	5,434,425	142,708
	Hospitality Properties
	Trust	5,539,068	134,433
2	Entertainment Properties
	Trust	2,965,413	133,918
2	Healthcare Realty Trust
	Inc.	4,946,692	121,491
2	DiamondRock Hospitality
	Co.	11,926,623	112,826
2	RLJ Lodging Trust	6,070,145	106,835
2	Sovran Self Storage Inc.	1,838,451	104,976
2	CubeSmart	7,358,889	88,233
*,2	Sunstone Hotel Investors
	Inc.	8,608,429	86,170
2	Medical Properties Trust
	Inc.	8,584,915	84,561
2	Pebblebrook Hotel Trust	3,599,567	81,782
2	National Health Investors
	Inc.	1,498,763	80,469
2	LTC Properties Inc.	1,929,413	68,880
*,2	Strategic Hotels &
	Resorts Inc.	10,248,919	62,108
2	Hersha Hospitality Trust
	Class A	11,328,464	55,056
2	Sabra Health Care REIT
	Inc.	2,339,837	43,334
*,2	FelCor Lodging Trust Inc.	7,510,912	36,353
2	Chesapeake Lodging
	Trust	2,038,894	34,600
2	Universal Health Realty
	Income Trust	763,679	33,251
2	Ashford Hospitality Trust
	Inc.	4,095,617	31,250
2	Summit Hotel Properties
	Inc.	1,731,205	14,369
			7,526,435
Total Real Estate Investment Trusts
(Cost $22,138,692)			27,173,479

9

REIT Index Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.155%	189,790,339	189,790

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	Fannie Mae
	Discount Notes,
	0.130%, 8/15/12	1,600	1,600
5	Fannie Mae
	Discount Notes,
	0.110%, 8/29/12	4,300	4,299
5	Fannie Mae
	Discount Notes,
	0.170%, 9/17/12	2,000	2,000
6	Federal Home Loan
	Bank Discount Notes,
	0.120%, 8/21/12	2,300	2,300
5	Freddie Mac
	Discount Notes,
	0.125%, 8/21/12	4,400	4,400
	United States
	Treasury Note/Bond,
	1.375%, 9/15/12	1,000	1,001
	United States
	Treasury Note/Bond,
	4.250%, 9/30/12	2,500	2,517
			18,117
Total Temporary Cash Investments
(Cost $207,907)			207,907
Total Investments (100.2%)
(Cost $22,346,599)			27,381,386
Other Assets and Liabilities (-0.2%)
Other Assets			49,860
Liabilities[4]			(102,292)
			(52,432)
Net Assets (100%)			27,328,954

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,394,925
Affiliated Vanguard Funds	189,790
Other Affiliated Issuers	25,796,671
Total Investments in Securities	27,381,386
Receivables for Capital Shares Issued	22,484
Receivables for Accrued Income	23,470
Other Assets	3,906
Total Assets	27,431,246
Liabilities
Payables for Investment Securities
Purchased	40,813
Security Lending Collateral Payable
to Brokers	28,972
Other Liabilities	32,507
Total Liabilities	102,292
Net Assets	27,328,954

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	22,787,250
Overdistributed Net Investment Income	(100,484)
Accumulated Net Realized Losses	(395,394)
Unrealized Appreciation (Depreciation)
Investment Securities	5,034,787
Swap Contracts	2,795
Net Assets	27,328,954

Investor Shares—Net Assets
Applicable to 127,214,941 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,821,596
Net Asset Value Per Share—
Investor Shares	$22.18

10

REIT Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 68,126,172 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,448,149
Net Asset Value Per Share—
Admiral Shares	$94.65

Signal Shares—Net Assets
Applicable to 59,330,587 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,499,053
Net Asset Value Per Share—
Signal Shares	$25.27

Institutional Shares—Net Assets
Applicable to 185,246,519 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,713,724
Net Asset Value Per Share—
Institutional Shares	$14.65

ETF Shares—Net Assets
Applicable to 207,325,788 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,846,432
Net Asset Value Per Share—
ETF Shares	$66.79

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $27,958,000.
1The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $28,972,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

11

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends[1]	297,656
Interest[1]	93
Security Lending	57
Total Income	297,806
Expenses
The Vanguard Group—Note B
Investment Advisory Services	714
Management and Administrative—Investor Shares	2,666
Management and Administrative—Admiral Shares	2,240
Management and Administrative—Signal Shares	417
Management and Administrative—Institutional Shares	542
Management and Administrative—ETF Shares	3,633
Marketing and Distribution—Investor Shares	375
Marketing and Distribution—Admiral Shares	485
Marketing and Distribution—Signal Shares	192
Marketing and Distribution—Institutional Shares	354
Marketing and Distribution—ETF Shares	1,654
Custodian Fees	156
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	10
Shareholders’ Reports—Signal Shares	6
Shareholders’ Reports—Institutional Shares	9
Shareholders’ Reports—ETF Shares	255
Trustees’ Fees and Expenses	12
Total Expenses	13,748
Net Investment Income	284,058
Realized Net Gain (Loss)
Investment Securities Sold	287,197
Swap Contracts	8,944
Realized Net Gain (Loss)[1]	296,141
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,784,634
Swap Contracts	(2,341)
Change in Unrealized Appreciation (Depreciation)	1,782,293
Net Increase (Decrease) in Net Assets Resulting from Operations	2,362,492

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $278,010,000, $87,000, and $269,993,000, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	284,058	470,697
Realized Net Gain (Loss)	296,141	220,389
Change in Unrealized Appreciation (Depreciation)	1,782,293	1,501,149
Net Increase (Decrease) in Net Assets Resulting from Operations	2,362,492	2,192,235
Distributions
Net Investment Income
Investor Shares	(40,605)	(58,500)
Admiral Shares	(95,155)	(119,159)
Signal Shares	(21,381)	(25,078)
Institutional Shares	(40,306)	(45,416)
ETF Shares	(193,675)	(215,013)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	—	(28,724)
Admiral Shares	—	(58,509)
Signal Shares	—	(12,314)
Institutional Shares	—	(22,300)
ETF Shares	—	(105,574)
Total Distributions	(391,122)	(690,587)
Capital Share Transactions
Investor Shares	43,382	(279,552)
Admiral Shares	358,073	489,968
Signal Shares	164,217	308,673
Institutional Shares	187,997	536,824
ETF Shares	2,466,611	1,682,526
Net Increase (Decrease) from Capital Share Transactions	3,220,280	2,738,439
Total Increase (Decrease)	5,191,650	4,240,087
Net Assets
Beginning of Period	22,137,304	17,897,217
End of Period[1]	27,328,954	22,137,304
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($100,484,000) and ($2,364,000).

See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.50	$18.99	$14.05	$10.02	$20.38	$27.76
Investment Operations
Net Investment Income	.244	.442	.399	.477	.593	.615
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.760	1.722	5.144	4.192	(9.975)	(6.985)
Total from Investment Operations	2.004	2.164	5.543	4.669	(9.382)	(6.370)
Distributions
Dividends from Net Investment Income	(.324)	(.439)	(.603)	(.481)	(.571)	(.622)
Distributions from Realized Capital Gains	—	—	—	—	(.125)	(.199)
Return of Capital	—	(.215)	—	(.158)	(.282)	(.189)
Total Distributions	(.324)	(.654)	(.603)	(.639)	(.978)	(1.010)
Net Asset Value, End of Period	$22.18	$20.50	$18.99	$14.05	$10.02	$20.38

Total Return[2]	9.88%	11.80%	40.02%	48.51%	-47.82%	-23.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,822	$2,565	$2,658	$3,572	$2,274	$4,046
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.30%	2.22%	3.94%	3.36%	2.52%
Portfolio Turnover Rate[3]	7%	10%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.02.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$87.47	$81.03	$59.95	$42.74	$86.94	$118.46
Investment Operations
Net Investment Income	1.107	1.960	1.806	2.083	2.581	2.707
Net Realized and Unrealized Gain (Loss)
on Investments[1]	7.518	7.385	21.948	17.909	(42.527)	(29.817)
Total from Investment Operations	8.625	9.345	23.754	19.992	(39.946)	(27.110)
Distributions
Dividends from Net Investment Income	(1.445)	(1.948)	(2.674)	(2.094)	(2.491)	(2.735)
Distributions from Realized Capital Gains	—	—	—	—	(.535)	(.849)
Return of Capital	—	(.957)	—	(.688)	(1.228)	(.826)
Total Distributions	(1.445)	(2.905)	(2.674)	(2.782)	(4.254)	(4.410)
Net Asset Value, End of Period	$94.65	$87.47	$81.03	$59.95	$42.74	$86.94

Total Return[2]	9.98%	11.95%	40.21%	48.73%	-47.77%	-23.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,448	$5,612	$4,715	$1,296	$873	$1,706
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.44%	2.36%	4.07%	3.46%	2.62%
Portfolio Turnover Rate[3]	7%	10%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $.00, $.01, $.00, $.01, $.02, and $.10.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Financial Highlights

Signal Shares
Six Months						June 4,
	Ended					2007[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.35	$21.63	$16.00	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.295	.522	.483	.557	.688	.470
Net Realized and Unrealized Gain (Loss)
on Investments	2.010	1.974	5.862	4.775	(11.353)	(6.311)
Total from Investment Operations	2.305	2.496	6.345	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.385)	(.520)	(.715)	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	—	—	—	(.143)	(.192)
Return of Capital	—	(.256)	—	(.183)	(.328)	(.187)
Total Distributions	(.385)	(.776)	(.715)	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$25.27	$23.35	$21.63	$16.00	$11.41	$23.21

Total Return[2]	9.99%	11.96%	40.25%	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,499	$1,226	$835	$489	$350	$538
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.44%	2.36%	4.06%	3.46%	2.62%[3]
Portfolio Turnover Rate[4]	7%	10%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.54	$12.54	$9.28	$6.61	$13.46	$18.33
Investment Operations
Net Investment Income	.173	.305	.284	.326	.401	.420
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.162	1.148	3.395	2.777	(6.591)	(4.605)
Total from Investment Operations	1.335	1.453	3.679	3.103	(6.190)	(4.185)
Distributions
Dividends from Net Investment Income	(.225)	(.304)	(.419)	(.326)	(.386)	(.426)
Distributions from Realized Capital Gains	—	—	—	—	(.083)	(.131)
Return of Capital	—	(.149)	—	(.107)	(.191)	(.128)
Total Distributions	(.225)	(.453)	(.419)	(.433)	(.660)	(.685)
Net Asset Value, End of Period	$14.65	$13.54	$12.54	$9.28	$6.61	$13.46

Total Return[2]	9.97%	12.01%	40.24%	48.90%	-47.82%	-23.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,714	$2,324	$1,614	$907	$504	$722
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.46%	2.40%	4.11%	3.48%	2.63%
Portfolio Turnover Rate[3]	7%	10%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.01.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$61.72	$57.17	$42.30	$30.14	$61.31	$83.55
Investment Operations
Net Investment Income	.781	1.384	1.278	1.473	1.820	1.908
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.310	5.216	15.483	12.651	(29.990)	(21.037)
Total from Investment Operations	6.091	6.600	16.761	14.124	(28.170)	(19.129)
Distributions
Dividends from Net Investment Income	(1.021)	(1.375)	(1.891)	(1.478)	(1.757)	(1.931)
Distributions from Realized Capital Gains	—	—	—	—	(.377)	(.598)
Return of Capital	—	(.675)	—	(.486)	(.866)	(.582)
Total Distributions	(1.021)	(2.050)	(1.891)	(1.964)	(3.000)	(3.111)
Net Asset Value, End of Period	$66.79	$61.72	$57.17	$42.30	$30.14	$61.31

Total Return	9.98%	11.94%	40.19%	48.74%	-47.77%	-23.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,846	$10,410	$8,075	$4,678	$1,414	$2,082
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.44%	2.36%	4.07%	3.46%	2.62%
Portfolio Turnover Rate[2]	7%	10%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.01, and $.04.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund enters into swap transactions to earn the total return on a specified security or index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

REIT Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $3,858,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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REIT Index Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	27,173,479	—	—
Temporary Cash Investments	189,790	18,117	—
Swap Contracts—Assets	—	2,795	—
Total	27,363,269	20,912	—

D. At July 31, 2012, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
CommonWealth REIT	8/7/13	GSI	35,539	(0.595%)[2]	(887)
Hospitality Properties Trust	8/30/12	GSI	54,786	(0.591%)[2]	2,038
Senior Housing Properties Trust	8/9/13	GSI	70,029	(0.599%)[2]	1,644

1 GSI—Goldman Sachs International.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date plus a 0.35% spread.

At July 31, 2012, the counterparty had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $8,944,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

During the six months ended July 31, 2012, the fund realized $135,678,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $426,316,000 to offset future net capital gains. Of this amount, $73,864,000 is subject to expiration on January 31, 2018. Capital losses of $352,452,000 realized beginning in fiscal 2012 may be carried forward indefinitely but must be used before any expiring loss carryforwards. The fund will use these

21

REIT Index Fund

capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2012, the cost of investment securities for tax purposes was $22,346,599,000. Net unrealized appreciation of investment securities for tax purposes was $5,034,787,000, consisting of unrealized gains of $5,840,712,000 on securities that had risen in value since their purchase and $805,925,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $4,268,850,000 of investment securities and sold $1,190,657,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	343,192	16,277	616,468	31,976
Issued in Lieu of Cash Distributions	38,770	1,862	83,897	4,515
Redeemed[1]	(338,580)	(16,038)	(979,917)	(51,365)
Net Increase (Decrease)—Investor Shares	43,382	2,101	(279,552)	(14,874)
Admiral Shares
Issued	580,551	6,416	931,513	11,395
Issued in Lieu of Cash Distributions	84,997	956	158,554	1,998
Redeemed[1]	(307,475)	(3,408)	(600,099)	(7,419)
Net Increase (Decrease)—Admiral Shares	358,073	3,964	489,968	5,974
Signal Shares
Issued	364,702	15,160	566,444	25,739
Issued in Lieu of Cash Distributions	18,524	781	31,742	1,500
Redeemed[1]	(219,009)	(9,122)	(289,513)	(13,351)
Net Increase (Decrease)—Signal Shares	164,217	6,819	308,673	13,888
Institutional Shares
Issued	353,405	25,395	805,740	64,220
Issued in Lieu of Cash Distributions	35,953	2,614	60,743	4,947
Redeemed[1]	(201,361)	(14,425)	(329,659)	(26,151)
Net Increase (Decrease)—Institutional Shares	187,997	13,584	536,824	43,016
ETF Shares
Issued	2,768,023	43,451	2,952,696	50,521
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(301,412)	(4,800)	(1,270,170)	(23,100)
Net Increase (Decrease)—ETF Shares	2,466,611	38,651	1,682,526	27,421

1 Net of redemption fees for fiscal 2013 and 2012 of $490,000 and $2,201,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

22

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2012			Proceeds From		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	51,097	8,762	2,307	906	64,971
Alexandria Real Estate Equities Inc.	255,999	41,055	11,988	3,397	288,912
American Campus Communities Inc.	169,885	82,714	6,465	808	271,410
Apartment Investment &
Management Co. Class A	169,368	69,322	8,723	260	251,013
Ashford Hospitality Trust Inc.	NA1	9,108	622	530	31,250
Associated Estates Realty Corp.	39,638	12,398	1,567	869	46,115
AvalonBay Communities Inc.	730,160	128,794	33,595	6,589	888,761
BioMed Realty Trust Inc.	163,067	26,528	7,346	2,288	184,004
Boston Properties Inc.	872,582	145,106	36,251	8,138	1,043,599
Brandywine Realty Trust	82,324	18,658	3,485	2,227	107,608
BRE Properties Inc.	221,085	35,894	9,721	2,291	251,769
Camden Property Trust	286,927	48,591	11,767	3,372	356,632
Campus Crest Communities Inc.	18,730	7,395	748	427	26,125
CapLease Inc.	15,361	2,282	983	165	18,181
CBL & Associates Properties Inc.	139,759	23,757	6,923	3,738	176,481
Cedar Realty Trust Inc.	NA1	2,498	617	216	18,894
Chesapeake Lodging Trust	29,717	6,347	1,095	822	34,600
Cogdell Spencer Inc.	11,770	623	12,394	—	—
Colonial Properties Trust	100,689	16,922	4,049	1,206	119,989
Coresite Realty Corp.	22,717	5,330	896	442	35,104
Corporate Office Properties Trust	99,468	15,247	4,372	1,630	101,694
Cousins Properties Inc.	39,291	6,272	1,577	349	45,148
CubeSmart	73,791	14,099	3,750	937	88,233
DCT Industrial Trust Inc.	77,573	13,230	3,551	1,021	98,162
DiamondRock Hospitality Co.	100,713	28,639	4,438	1,445	112,826
Digital Realty Trust Inc.	401,986	159,227	16,296	9,340	595,871
Douglas Emmett Inc.	144,724	39,051	6,026	—	197,868
Duke Realty Corp.	193,225	36,641	7,988	1,658	237,717
DuPont Fabros Technology Inc.	90,899	14,736	3,642	1,040	107,571
EastGroup Properties Inc.	73,381	14,324	3,039	1,359	94,558
Education Realty Trust Inc.	55,041	10,103	2,653	114	68,280
Entertainment Properties Trust	118,450	18,932	5,302	2,946	133,918
Equity Lifestyle Properties Inc.	154,795	25,171	5,610	1,793	179,068
Equity Residential	1,007,899	172,325	40,654	5,396	1,206,319

23

REIT Index Fund

			Current Period Transactions
Jan. 31, 2012			Proceeds From		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Essex Property Trust Inc.	277,977	53,336	10,990	3,457	347,645
Excel Trust Inc.	21,309	4,053	1,140	581	23,515
Extra Space Storage Inc.	134,550	37,138	7,158	2,249	201,422
Federal Realty Investment Trust	338,666	60,954	15,500	4,882	439,080
FelCor Lodging Trust Inc.	25,751	4,358	1,129	—	36,353
First Industrial Realty Trust Inc.	53,925	9,094	2,640	—	66,535
First Potomac Realty Trust	42,540	5,720	1,465	815	36,992
Franklin Street Properties Corp.	42,644	7,578	1,801	1,121	49,124
Getty Realty Corp.	NA1	3,873	1,027	205	31,484
Glimcher Realty Trust	59,069	28,552	3,321	348	86,739
Government Properties Income Trust	NA1	7,883	2,191	1,894	54,706
HCP Inc.	976,956	154,987	40,685	14,155	1,226,958
Health Care REIT Inc.	619,795	169,065	30,500	9,837	830,440
Healthcare Realty Trust Inc.	93,613	15,657	4,474	1,122	121,491
Hersha Hospitality Trust Class A	47,394	16,569	2,307	295	55,056
Highwoods Properties Inc.	136,758	22,112	6,026	1,919	156,194
Home Properties Inc.	162,439	28,285	7,181	1,963	201,407
Host Hotels & Resorts Inc.	661,904	103,294	29,324	5,573	659,187
Inland Real Estate Corp.	43,369	6,795	1,787	1,141	45,089
Investors Real Estate Trust	34,434	6,445	1,194	372	43,530
Kilroy Realty Corp.	138,935	51,670	6,923	374	205,348
Kimco Realty Corp.	424,002	70,270	20,892	6,665	503,389
Kite Realty Group Trust	17,237	2,708	769	22	19,209
LaSalle Hotel Properties	131,385	23,626	7,324	1,607	142,708
Lexington Realty Trust	69,756	11,096	4,321	1,426	79,349
Liberty Property Trust	219,807	37,908	9,610	5,389	268,441
LTC Properties Inc.	55,337	9,040	2,486	1,372	68,880
Macerich Co.	408,910	69,510	20,403	2,075	489,279
Mack-Cali Realty Corp.	142,918	22,627	5,396	3,908	149,275
Medical Properties Trust Inc.	68,359	23,850	2,730	1,557	84,561
Mid-America Apartment
Communities Inc.	135,528	36,333	5,508	2,202	178,680
Monmouth Real Estate
Investment Corp. Class A	NA1	4,171	369	517	22,546
National Health Investors Inc.	NA1	10,726	3,003	1,722	80,469
National Retail Properties Inc.	159,430	25,887	7,651	4,115	193,580
Omega Healthcare Investors Inc.	122,651	20,420	4,956	3,487	159,833
Parkway Properties Inc.	12,200	1,962	535	101	15,537

24

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2012		Proceeds From		July 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Pebblebrook Hotel Trust	64,445	18,799	3,043	783	81,782
Pennsylvania REIT	37,104	6,706	1,857	983	48,197
Piedmont Office Realty Trust Inc.
Class A	182,718	27,408	8,255	3,170	186,902
Post Properties Inc.	128,765	28,789	5,242	140	174,506
Prologis Inc.	830,882	141,671	41,512	10,884	942,173
PS Business Parks Inc.	NA1	11,784	5,208	1,021	82,828
Public Storage	NA1	185,099	50,693	19,235	1,376,270
Ramco-Gershenson
Properties Trust	25,476	9,407	1,214	595	36,731
Realty Income Corp.	276,781	47,744	13,868	5,373	348,757
Regency Centers Corp.	212,068	36,763	10,931	2,096	273,073
Retail Opportunity
Investments Corp.	32,989	5,590	1,089	649	38,419
RLJ Lodging Trust	97,453	15,825	4,652	1,910	106,835
Sabra Health Care REIT Inc.	29,943	5,197	1,370	1,368	43,334
Simon Property Group Inc.	2,276,966	415,154	97,352	28,604	3,032,534
SL Green Realty Corp.	358,736	63,162	16,289	2,610	431,643
Sovran Self Storage Inc.	73,570	15,992	3,016	1,023	104,976
Strategic Hotels & Resorts Inc.	NA1	14,107	2,590	—	62,108
Summit Hotel Properties Inc.	14,567	1,995	529	367	14,369
Sun Communities Inc.	56,230	10,609	2,334	443	74,299
Sunstone Hotel Investors Inc.	62,766	22,278	3,113	—	86,170
Tanger Factory Outlet Centers	144,685	32,275	5,777	2,024	185,514
Taubman Centers Inc.	221,511	39,063	10,892	2,201	285,625
UDR Inc.	325,415	120,755	13,228	3,717	442,864
Universal Health Realty
Income Trust	27,415	4,240	1,083	591	33,251
Ventas Inc.	958,394	155,226	42,908	20,037	1,233,053
Vornado Realty Trust	766,367	127,635	35,242	5,914	882,690
Washington REIT	112,317	17,498	4,630	2,257	112,294
Weingarten Realty Investors	159,043	27,119	8,050	3,269	195,843
Winthrop Realty Trust	20,230	2,995	744	559	22,949
	19,388,495			278,010	25,796,671
1 Not applicable—At January 31, 2012, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,098.85	$1.25
Admiral Shares	1,000.00	1,099.75	0.52
Signal Shares	1,000.00	1,099.86	0.52
Institutional Shares	1,000.00	1,099.75	0.42
ETF Shares	1,000.00	1,099.79	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.67	$1.21
Admiral Shares	1,000.00	1,024.37	0.50
Signal Shares	1,000.00	1,024.37	0.50
Institutional Shares	1,000.00	1,024.47	0.40
ETF Shares	1,000.00	1,024.37	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

29

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092012

Semiannual Report | July 31, 2012
Vanguard Dividend Growth Fund

> Vanguard Dividend Growth Fund returned 4.71% for the six months ended July 31, 2012.

> The fund’s return slightly exceeded that of the benchmark index as well as the average return of its large-capitalization core fund peers.

> Consumer staples stocks contributed most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard Dividend Growth Fund	4.71%
Dividend Achievers Select Index	4.28
Large-Cap Core Funds Average	4.21
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$15.81	$16.37	$0.178	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2012, Vanguard Dividend Growth Fund returned 4.71%, outperforming its benchmark, the Dividend Achievers Select Index, as well as the average return for large-cap core funds. During the first half of the fiscal year, the fund’s dividend distribution increased by 14.8% over the same period a year earlier.

Stocks that deliver a high level of current income have been very much in favor with investors of late. Over the six months ended July 31, these high-yielding stocks generally outperformed the broader market. However, investors showed less interest in lower-yielding companies that are positioned to pay higher dividends in the future.

The Dividend Growth Fund focuses on high-quality, large-capitalization companies with strong potential for dividend growth. The fund isn’t focused on providing a high level of current dividend income.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks handily outperformed their international counterparts, returning about 5% for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance

2

in local-currency terms, their return was negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period, as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury bill fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Investors have enjoyed years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Strong stock selection boosted the fund’s performance
As I mentioned, Vanguard Dividend Growth Fund finished the six-month period a few steps behind the broad U.S. stock market, but the fund’s performance was nevertheless solid.

The fund posted positive results in seven of its nine market sectors (it had no holdings in the telecommunication services sector during the period). Strong stock selection in several sectors added to the fund’s performance relative to the benchmark.

Stocks within the consumer staples sector contributed most to the overall return. This sector benefited from the market’s volatility during the period. The goods and services sold by consumer staples companies are typically things that consumers can’t do without, regardless of market conditions. For this reason, investors often consider stocks of these companies to be safer than others during volatile times. The sector added about 1.6 percentage points to the fund’s return.

Health care, the fund’s largest sector, was another key contributor. The advisor’s strong selections, especially among

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.31%	1.19%

The fund expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

pharmaceuticals and biotechnology stocks, boosted performance compared with the benchmark.

Strong stock selection within the consumer discretionary sector also added to returns. The sector, which was hurt during the recession by a drastic falloff in consumer spending, has continued to benefit from a slow and at times uneven recovery in Americans’ purchases of discretionary items.

The industrial and energy sectors were the only ones in which the fund posted negative results. Its energy holdings turned in the poorest showing. The sector’s weakness can be attributed to a

Dividends are bouncing back
During the financial crisis of 2008–2009, many companies slashed their dividend payments in the face of plunging profits. But, in a welcome development for investors, dividend payments have been rising over the last three years.

As shown in the chart below, the aggregate dividend for companies in the
Standard & Poor’s 500 Index climbed to $7.45 per share for the second quarter of 2012. That represents a 37% increase over the second quarter of 2009.

The level of dividend payments is an indicator of corporate financial health, and, not surprisingly, the recovery in dividend payments has followed a rebound in corporate earnings. Still, the most recent quarterly figure for S&P 500 companies remains a bit below the $7.62-per-share peak reached in late 2007.

Aggregate quarterly per-share dividends for S&P 500 Index companies (2007–2012)

5

combination of factors, including the sharp decline in crude oil prices since March, historically low natural gas prices, and continued uncertainties about global economic growth. Poor stock selection among integrated oil and gas companies weighed on performance relative to the index.

Although returns from industrial stocks were also poor, your fund’s advisor managed to avoid some of the sector’s worst performers, which boosted results relative to the index.

The fund has traveled two paths during its first 20 years
In May, Vanguard Dividend Growth Fund celebrated its 20th anniversary. Longtime shareholders may recall that the fund began operations with a different name and a very different mandate.

Until 2002, the fund was a sector fund, Vanguard Utilities Income Fund, investing primarily in dividend-paying utility stocks. At that time, the fund’s trustees concluded that a decade of change in the sector and in the broader economy had diminished the investment merits of a utilities-focused fund.

The fund adopted a new strategy and a new name. What stayed constant was Vanguard’s partnership with Wellington Management Company, which has managed the fund since its inception. Wellington executed the original strategy with its customary skill and dedication, and then helped Vanguard to implement a new strategy that would better serve investors.

The new strategy has proved rewarding, and we salute Wellington Management for its efforts on behalf of the fund’s shareholders for the past two decades.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2012

6

Advisor’s Report

Vanguard Dividend Growth Fund gained 4.71% for the six months ended July 31, 2012, besting the 4.28% gain of the Dividend Achievers Select Index.

The investment environment
While our focus is on stock selection, we remain cognizant of macroeconomic developments across the global investing landscape. In that regard there are two things that worry us most right now. What will be the longer-term effects (unintended or otherwise) of this global liquidity injection that central banks have used to spur growth? The impact of the medicine has been modest, but the side effects may be far more dangerous.

We also worry about the risks that we cannot consider fully in this market environment and that are more difficult to predict and understand: geopolitical instability, global poverty and health concerns, challenging demographic trends, resource scarcity, terrorism, et cetera.

These all have a profound impact on the investment environment; however, there are too many other economic issues to worry about right now, notably the triple threats of a European calamity, a U.S. double-dip recession, and a hard landing in China.

The fund’s successes
On an absolute basis, all but two sectors enhanced the fund’s performance during the period, with holdings in the consumer staples, health care, and consumer discretionary sectors contributing the most. Some of the best results came from Target, Walt Disney, PepsiCo, and Amgen.

On a “run rate” basis, the current portfolio is expected to produce asset-weighted dividend growth of 17.4% for 2012 (the current portfolio produced dividend growth of 20.0% in calendar 2011). Our run-rate calculation is a rough estimate of potential dividend growth, as it merely takes a company’s current declared dividend rate, annualizes that rate, and compares it to the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the actual dollar size of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even though the absolute cash dividend may be small. Despite these shortcomings, we still view this estimate as a reasonable report card.

Among the more notable dividend run-rate increases thus far in 2012 were those by Western Union (29.0%) and Target (37.1%). Only two companies held in the fund have not yet announced any change in their expected dividend for 2012. In both cases, we expect increases.

The fund’s shortfalls
Industrials and energy were the only sectors that did not make a positive contribution to absolute performance. Within industrials, General Dynamics and C.H. Robinson Worldwide declined during the half-year. Energy holdings Occidental Petroleum and BG Group also had disappointing returns.

7

Other individual stocks that hurt the fund’s absolute performance included Western

Union, Nike, and McDonald’s. Although we would prefer to see all stocks in the fund perform well at all times, it is inevitable that some holdings will detract from performance over a given period. We assess a stock’s contribution to the fund over a longer time frame, always keeping an eye on dividend action. We expect the aforementioned three companies to raise their dividends meaningfully over the next five years.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We pursue this goal by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings are an output of this process. As of the end of the period, the fund had significant positions in the health care, consumer discretionary, technology, and industrial sectors. It had less exposure to the utilities, telecommunication services, and materials sectors.

The most powerful force in investing is compounding—a mathematical law of nature that nobody can take credit for inventing. It is most powerful when steady income is combined with a stable and growing asset base. One of our principal tools in managing the fund is the power of compounding, so it is important not to limit that power. To say this another way, we are intent on preserving the value of the fund day to day, month to month, and year to year. Focusing on the dividend and the growth thereof is the best way to preserve and grow value over time.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
August 10, 2012

8

Dividend Growth Fund

Fund Profile
As of July 31, 2012

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	49	132	3,684
Median Market Cap	$58.0B	$40.9B	$34.4B
Price/Earnings Ratio	14.8x	15.1x	15.7x
Price/Book Ratio	2.8x	3.1x	2.2x
Return on Equity	23.1%	23.4%	18.1%
Earnings Growth Rate	7.0%	7.3%	9.6%
Dividend Yield	2.6%	2.4%	2.1%
Foreign Holdings	6.2%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.21%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer Discretionary	15.1%	14.4%	11.8%
Consumer Staples	13.2	25.6	10.0
Energy	12.4	10.2	10.3
Financials	8.6	6.0	15.8
Health Care	16.1	5.4	11.9
Industrials	15.0	21.1	10.7
Information Technology	14.3	6.5	19.0
Materials	3.7	8.8	3.8
Telecommunication
Services	0.0	0.1	2.9
Utilities	1.6	1.9	3.8

Volatility Measures
		DJ
	Dividend	U.S. Total
	Growth	Market
	Spliced Index	Index
R-Squared	0.96	0.92
Beta	0.94	0.74

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
PepsiCo Inc.	Soft Drinks	3.5%
Johnson & Johnson	Pharmaceuticals	3.3
Occidental Petroleum	Integrated Oil &
Corp.	Gas	3.3
Target Corp.	General
	Merchandise Stores	3.2
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.0
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.0
Microsoft Corp.	Systems Software	2.6
United Parcel Service	Air Freight &
Inc. Class B	Logistics	2.5
Medtronic Inc.	Health Care
	Equipment	2.4
International Business	IT Consulting &
Machines Corp.	Other Services	2.3
Top Ten		29.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratio was 0.29%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2002, Through July 31, 2012

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund. For 2013, performance data reflect the six months ended July 31, 2012.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	7.53%	3.25%	6.30%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.9%)
Consumer Discretionary (14.5%)
Target Corp.	5,613,662	340,469
Mattel Inc.	5,558,615	195,496
NIKE Inc. Class B	2,061,646	192,455
Walt Disney Co.	3,797,955	186,632
Lowe’s Cos. Inc.	7,132,999	180,964
McDonald’s Corp.	1,898,070	169,612
Omnicom Group Inc.	3,217,757	161,467
Comcast Corp. Class A	4,076,602	132,693
		1,559,788
Consumer Staples (12.7%)
PepsiCo Inc.	5,138,526	373,725
Procter & Gamble Co.	3,744,802	241,690
Colgate-Palmolive Co.	1,906,391	204,670
CVS Caremark Corp.	4,486,435	203,011
Wal-Mart Stores Inc.	2,541,029	189,129
Coca-Cola Co.	1,864,830	150,678
		1,362,903
Energy (11.9%)
Occidental Petroleum
Corp.	4,034,835	351,152
ExxonMobil Corp.	3,692,083	320,657
Enbridge Inc.	5,276,632	215,603
BG Group plc	10,170,193	200,205
Chevron Corp.	1,746,639	191,397
		1,279,014
Financials (8.2%)
Wells Fargo & Co.	6,691,342	226,234
PNC Financial Services
Group Inc.	3,672,059	217,019
ACE Ltd.	2,797,389	205,608
Marsh & McLennan
Cos. Inc.	3,578,985	118,858
Chubb Corp.	1,623,977	118,047
		885,766

		Market
		Value
	Shares	($000)
Health Care (15.4%)
Johnson & Johnson	5,172,382	358,032
Medtronic Inc.	6,651,141	262,188
Roche Holding AG	1,413,326	250,265
Pfizer Inc.	10,125,277	243,412
Cardinal Health Inc.	5,628,677	242,540
Amgen Inc.	2,522,584	208,365
UnitedHealth Group Inc.	1,868,130	95,443
		1,660,245
Industrials (14.4%)
United Parcel Service Inc.
Class B	3,613,455	273,213
Lockheed Martin Corp.	2,435,266	217,396
General Dynamics Corp.	3,140,902	199,259
Honeywell International
Inc.	2,919,962	169,504
C.H. Robinson
Worldwide Inc.	3,031,410	160,210
Northrop Grumman Corp.	2,419,704	160,185
United Technologies Corp.	1,759,120	130,949
Emerson Electric Co.	2,638,535	126,043
Waste Management Inc.	3,166,316	108,921
		1,545,680
Information Technology (13.7%)
Automatic Data
Processing Inc.	5,620,656	317,848
Microsoft Corp.	9,533,512	280,952
International Business
Machines Corp.	1,284,232	251,684
Oracle Corp.	7,893,565	238,386
Western Union Co.	12,938,800	225,523
Accenture plc Class A	2,678,175	161,494
		1,475,887
Materials (3.5%)
Ecolab Inc.	3,322,626	217,466
Praxair Inc.	1,553,076	161,147
		378,613

11

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Utilities (1.6%)
Dominion Resources Inc.	3,144,416	170,773
Total Common Stocks
(Cost $8,805,381)		10,318,669

	Face
	Amount
	($000)
Temporary Cash Investments (3.8%)
Repurchase Agreements (3.8%)
RBSSecurities, Inc.
0.160%, 8/1/12 (Dated
7/31/12, Repurchase
Value $253,301,000,
collateralized by
U.S. Treasury
1.000%, 6/30/19)	253,300	253,300
Morgan Stanley & Co.,
Inc. 0.190%, 8/1/12 (Dated
7/31/12, Repurchase Value
$156,101,000, collateralized
by Federal National
Mortgage Assn.
2.500%-5.000%,
3/1/26-3/1/42)	156,100	156,100
		409,400
Total Temporary Cash Investments
(Cost $409,400)		409,400
Total Investments (99.7%)
(Cost $9,214,781)		10,728,069
Other Assets and Liabilities (0.3%)
Other Assets		47,363
Liabilities		(19,983)
		27,380
Net Assets (100%)
Applicable to 656,827,702 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		10,755,449
Net Asset Value Per Share		$16.37

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	9,285,837
Undistributed Net Investment Income	3,606
Accumulated Net Realized Losses	(47,213)
Unrealized Appreciation (Depreciation)
Investment Securities	1,513,288
Foreign Currencies	(69)
Net Assets	10,755,449

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

SixMonths Ended
July 31, 2012
($000)
Investment Income
Income
Dividends[1]	124,848
Interest	291
Security Lending	311
Total Income	125,450
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,177
Performance Adjustment	(26)
The Vanguard Group—Note C
Management and Administrative	7,957
Marketing and Distribution	1,344
Custodian Fees	74
Shareholders’ Reports	66
Trustees’ Fees and Expenses	10
Total Expenses	14,602
Net Investment Income	110,848
Realized Net Gain (Loss)
Investment Securities Sold	19,538
Foreign Currencies	(97)
Realized Net Gain (Loss)	19,441
Change in Unrealized Appreciation (Depreciation)
Investment Securities	317,793
Foreign Currencies	(69)
Change in Unrealized Appreciation (Depreciation)	317,724
Net Increase (Decrease) in Net Assets Resulting from Operations	448,013
1 Dividends are net of foreign withholding taxes of $1,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,848	139,217
Realized Net Gain (Loss)	19,441	43,067
Change in Unrealized Appreciation (Depreciation)	317,724	483,727
Net Increase (Decrease) in Net Assets Resulting from Operations	448,013	666,011
Distributions
Net Investment Income	(113,706)	(135,265)
Realized Capital Gain	—	—
Total Distributions	(113,706)	(135,265)
Capital Share Transactions
Issued	2,350,499	4,174,976
Issued in Lieu of Cash Distributions	99,573	117,021
Redeemed	(857,633)	(989,177)
Net Increase (Decrease) from Capital Share Transactions	1,592,439	3,302,820
Total Increase (Decrease)	1,926,746	3,833,566
Net Assets
Beginning of Period	8,828,703	4,995,137
End of Period[1]	10,755,449	8,828,703
1 Net Assets—End of Period includes undistributed net investment income of $3,606,000 and $6,561,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.81	$14.68	$12.82	$10.42	$14.38	$14.74
Investment Operations
Net Investment Income	.171	.317	.283	.291	.264	.290
Net Realized and Unrealized Gain (Loss)
on Investments	.567	1.126	1.850	2.401	(3.960)	(.270)
Total from Investment Operations	.738	1.443	2.133	2.692	(3.696)	.020
Distributions
Dividends from Net Investment Income	(.178)	(.313)	(.273)	(.292)	(.264)	(.280)
Distributions from Realized Capital Gains	—	—	—	—	—	(.100)
Total Distributions	(.178)	(.313)	(.273)	(.292)	(.264)	(.380)
Net Asset Value, End of Period	$16.37	$15.81	$14.68	$12.82	$10.42	$14.38

Total Return[1]	4.71%	9.90%	16.85%	26.01%	-25.97%	-0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,755	$8,829	$4,995	$2,814	$1,745	$1,326
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.31%	0.34%	0.38%	0.36%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.28%	2.25%	2.59%	2.25%	1.91%
Portfolio Turnover Rate	12%	13%	17%	24%	28%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.03%, 0.03%, 0.03%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

16

Dividend Growth Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change will be fully phased in by January

2013. For the six months ended July 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $26,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $1,537,000 to Vanguard

(included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,868,199	450,470	—
Temporary Cash Investments	—	409,400	—
Total	9,868,199	859,870	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

17

Dividend Growth Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2012, the fund realized net foreign currency losses of $97,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $63,309,000 to offset future net capital gains through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2012, the cost of investment securities for tax purposes was $9,214,781,000. Net unrealized appreciation of investment securities for tax purposes was $1,513,288,000, consisting of unrealized gains of $1,578,229,000 on securities that had risen in value since their purchase and $64,941,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2012, the fund purchased $2,346,951,000 of investment securities and sold $567,220,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2012	January 31, 2012
	Shares	Shares
	(000)	(000)
Issued	145,001	276,882
Issued in Lieu of Cash Distributions	6,290	7,601
Redeemed	(52,953)	(66,333)
Net Increase (Decrease) in Shares Outstanding	98,338	218,150

H. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,047.06	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.42	1.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

21

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092012

Semiannual Report | July 31, 2012

Vanguard Dividend Appreciation
Index Fund

> Vanguard Dividend Appreciation Index Fund returned more than 4% for the six months ended July 31, 2012.

> The fund’s return was in line with that of its target index, the Dividend Achievers Select Index, as well as the average return of large-capitalization core funds.

> Eight of the index’s ten market sectors posted positive results for the period, with consumer staples contributing most to returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	19
Trustees Approve Advisory Arrangement.	21
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2012
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	4.18%
ETF Shares
Market Price	4.15
Net Asset Value	4.24
Dividend Achievers Select Index	4.28
Large-Cap Core Funds Average	4.21
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2012, Through July 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$22.42	$23.13	$0.222	$0.000
ETF Shares	56.04	57.81	0.589	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks that deliver a high level of current income have been very much in favor with investors of late, and for the six months ended July 31, 2012, they generally outperformed the broader market. However, investors showed less interest in companies that are positioned to pay higher dividends in the future, and that seemed to hinder the performance of Vanguard Dividend Appreciation Index Fund relative to the broad market during the period. The fund and its benchmark index focus on large-capitalization, high-quality companies that have both the ability and the commitment to increase their dividends over time.

For the half-year, the fund returned a bit more than 4%, while the broad market returned about 5%. The fund’s return was in line with that of its benchmark, the Dividend Achievers Select Index, as well as the average return of its peers.

U.S. stocks delivered solid gains; international equities slumped
U.S. stocks outperformed their international counterparts handily for the six months ended July 31. Stocks of large companies fared best as investors seemed to be seeking stability amid the uncertainty surrounding Europe’s debt troubles.

International stocks were generally weak, with currency effects further hindering results for U.S.-based investors. Though European stocks posted a modest advance in local-currency terms, their return was

2

negative once converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the six months. Signs of slowing economic growth hurt returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors, and global stock markets moved sharply up and down in response to the latest headlines. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds kept up a steady advance as Treasury yields kept dwindling
U.S. Treasury securities stretched their gains during the period, as investors lost more of their appetite for risk. Bond prices moved higher, and the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) The broad U.S. taxable bond market posted a return of nearly 3%, and municipal bonds had about the same result for the six months.

Investors have enjoyed several years of strong bond returns, but they shouldn’t be surprised if future results are weaker. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

			Total Returns
		Periods Ended July 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.54%	7.96%	1.26%
Russell 2000 Index (Small-caps)	-0.03	0.19	1.69
Dow Jones U.S. Total Stock Market Index	5.01	7.07	1.50
MSCI All Country World Index ex USA (International)	-2.40	-12.16	-4.29

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.88%	7.25%	6.91%
Barclays Municipal Bond Index (Broad tax-exempt
market)	2.93	10.51	6.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.05	0.79

CPI
Consumer Price Index	1.08%	1.41%	1.92%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Consumer staples stocks bolstered returns
As I mentioned earlier, Vanguard Dividend Appreciation Index Fund finished the period a few steps behind the broad U.S. stock market, but the fund’s performance was nevertheless solid, as it posted positive results in eight of the ten market sectors.

Consumer staples stocks added most to performance. The sector benefited from the market’s volatility during the period.

Because the goods and services sold by these companies are typically things that people can’t do without, investors often consider their stocks to be safe havens during volatile times. The sector, which is also the index’s largest holding, added more than 3 percentage points to returns.

Consumer discretionary stocks were important contributors to performance as well, with specialty and multiline retailers producing the strongest results. The sector continued to benefit from the recovery in consumer spending, however slow and uneven, since the recession. Stocks within the materials sector also added to performance, with chemical companies leading the way.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.25%	0.13%	1.19%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

The biggest drag on performance came from industrials, which detracted almost a full percentage point from the fund’s return. Stocks within this sector retreated amid concerns that slower growth in emerging markets countries would soften demand for machinery and equipment.

A balanced portfolio can help offset volatility
Over the past several years, the financial markets have taken us on a wild roller-coaster ride—stocks have soared one day and plunged the next. As investors, if we’ve learned anything during this time, it’s that periods of extreme volatility really aren’t that unusual.

Dividends are bouncing back
During the financial crisis of 2008–2009, many companies slashed their dividend payments to conserve cash in the face of plunging profits. But, in a welcome development for investors, dividend payments have been rising over the last three years.

As shown in the chart below, the aggregate dividends paid by companies in the
Standard & Poor’s 500 Index climbed to $7.45 per share for the second quarter of 2012. That represents a 37% increase over the second quarter of 2009.

The level of dividend payments is considered an indicator of corporate financial health, and, not surprisingly, the recovery in dividend payments has followed a rebound in corporate earnings. Still, the most recent quarterly figure for S&P 500 companies remains a bit below the $7.62 per share peak reached in late 2007.

Aggregate quarterly per-share dividends for S&P 500 Index companies (2007–2012)

5

Research shows that a balanced portfolio that’s diversified across asset classes can help reduce volatility. In strong markets, the equity portion of a balanced portfolio can offer investors the opportunity for long-term growth. In volatile times like those we’ve experienced in recent years, bonds and short-term investments can provide a cushion from dramatic swings in the stock market.

For these reasons, Vanguard encourages you to create a long-term investment plan that includes a steady mix of stocks, bonds, and short-term investments appropriate for your goals and risk tolerance. Vanguard Dividend Appreciation Index Fund, with its low costs and broad exposure to companies expected to increase their dividends over time, can play a part in such a well-balanced portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2012

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2012

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VDAIX	VIG
Expense Ratio[1]	0.25%	0.13%
30-Day SEC Yield	2.14%	2.27%

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	133	132	3,684
Median Market Cap	$40.9B	$40.9B	$34.4B
Price/Earnings Ratio	15.1x	15.1x	15.7x
Price/Book Ratio	3.1x	3.1x	2.2x
Return on Equity	23.4%	23.4%	18.1%
Earnings Growth Rate	7.3%	7.3%	9.6%
Dividend Yield	2.4%	2.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer Discretionary	14.5%	14.4%	11.8%
Consumer Staples	25.6	25.6	10.0
Energy	10.2	10.2	10.3
Financials	6.0	6.0	15.8
Health Care	5.4	5.4	11.9
Industrials	21.1	21.1	10.7
Information Technology	6.4	6.5	19.0
Materials	8.8	8.8	3.8
Telecommunication
Services	0.1	0.1	2.9
Utilities	1.9	1.9	3.8

Volatility Measures
	Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.78

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	4.8%
Coca-Cola Co.	Soft Drinks	4.6
PepsiCo Inc.	Soft Drinks	4.3
International Business	IT Consulting &
Machines Corp.	Other Services	4.0
Chevron Corp.	Integrated Oil &
	Gas	4.0
Procter & Gamble Co.	Household
	Products	3.9
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.9
United Technologies	Aerospace &
Corp.	Defense	3.4
McDonald's Corp.	Restaurants	3.4
3M Co.	Industrial
	Conglomerates	3.3
Top Ten		39.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2012, the annualized expense ratios were 0.23% for Investor Shares and 0.10% for ETF Shares.

7

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	3.42%	2.18%	4.00%
ETF Shares	4/21/2006
Market Price		3.59	2.32	4.16
Net Asset Value		3.58	2.30	4.16

See Financial Highlights for dividend and capital gains information.

8

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (14.5%)
McDonald’s Corp.	5,316,302	475,065
Target Corp.	5,081,875	308,216
NIKE Inc. Class B	2,627,179	245,247
TJX Cos. Inc.	5,417,063	239,868
Lowe’s Cos. Inc.	8,945,050	226,936
VF Corp.	784,620	117,144
Ross Stores Inc.	1,557,083	103,453
McGraw-Hill Cos. Inc.	2,108,572	99,018
Genuine Parts Co.	1,097,966	70,303
Family Dollar Stores Inc.	902,514	59,638
Polaris Industries Inc.	466,783	35,083
John Wiley & Sons Inc.
Class A	362,188	17,258
Matthews International
Corp. Class A	206,966	6,002
		2,003,231
Consumer Staples (25.6%)
Wal-Mart Stores Inc.	8,810,949	655,799
Coca-Cola Co.	7,831,266	632,766
PepsiCo Inc.	8,119,148	590,506
Procter & Gamble Co.	8,256,498	532,874
Colgate-Palmolive Co.	3,748,915	402,484
Walgreen Co.	6,318,639	229,746
Archer-Daniels-
Midland Co.	4,735,380	123,546
JMSmucker Co.	810,025	62,210
Church& Dwight Co. Inc.	1,050,031	60,492
Brown-Forman Corp.
Class B	620,206	58,027
Hormel Foods Corp.	1,946,533	54,328
McCormick & Co. Inc.	875,139	53,278
Nu Skin Enterprises Inc.
Class A	461,059	23,519
Casey’s General Stores Inc.	273,192	16,236
Lancaster Colony Corp.	200,263	13,876
Tootsie Roll Industries Inc.	273,916	6,705
Sanderson Farms Inc.	160,498	5,911
		3,522,303

		Market
		Value
	Shares	($000)
Energy (10.2%)
ChevronCorp.	5,015,203	549,566
Exxon Mobil Corp.	6,135,564	532,874
EOG Resources Inc.	1,858,191	182,121
Murphy Oil Corp.	1,310,398	70,316
Helmerich & Payne Inc.	766,980	35,664
Energen Corp.	503,471	25,783
^ CARBO Ceramics Inc.	165,830	10,643
		1,406,967
Financials (6.0%)
Franklin Resources Inc.	1,529,763	175,846
ChubbCorp.	2,008,296	145,983
AflacInc.	3,113,560	136,312
T. Rowe Price Group Inc.	1,771,314	107,607
WR Berkley Corp.	992,815	36,367
Erie Indemnity Co.
Class A	368,394	26,263
Brown & Brown Inc.	1,038,530	26,213
SEI Investments Co.	1,223,990	25,924
Commerce
Bancshares Inc.	618,433	24,354
HCC Insurance
Holdings Inc.	763,017	23,379
Eaton Vance Corp.	767,278	20,356
Prosperity Bancshares Inc.	330,636	13,414
UMB Financial Corp.	275,137	13,223
RLI Corp.	153,687	9,899
Westamerica
Bancorporation	205,555	9,456
StanCorp Financial
Group Inc.	308,580	9,183
Bank of the Ozarks Inc.	255,647	8,229
Bancfirst Corp.	103,869	4,219
1stSource Corp.	178,790	3,973
Republic Bancorp Inc.	128,680	3,038
First Financial Corp.	94,783	2,810
Southside Bancshares Inc.	130,464	2,721
		828,769

9

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Health Care (5.4%)
Medtronic Inc.	7,563,610	298,158
Stryker Corp.	2,669,258	138,881
Becton Dickinson and Co.	1,524,026	115,384
Cardinal Health Inc.	2,475,098	106,652
CR Bard Inc.	603,592	58,705
Owens& Minor Inc.	442,476	12,482
West Pharmaceutical
Services Inc.	238,181	11,857
		742,119
Industrials (21.1%)
United
Technologies Corp.	6,383,641	475,198
3MCo.	4,957,059	452,233
Caterpillar Inc.	4,080,411	343,611
Emerson Electric Co.	5,102,521	243,747
Norfolk Southern Corp.	2,388,819	176,892
Illinois Tool Works Inc.	3,243,744	176,265
General Dynamics Corp.	2,442,372	154,944
WW Grainger Inc.	477,416	97,789
Fastenal Co.	2,070,329	89,273
Parker Hannifin Corp.	1,044,521	83,896
Stanley Black &
Decker Inc.	1,194,687	79,913
Dover Corp.	1,330,370	72,465
C.H. Robinson
Worldwide Inc.	1,244,479	65,771
Roper Industries Inc.	659,593	65,597
Expeditors International
of Washington Inc.	1,454,768	51,746
Donaldson Co. Inc.	1,055,683	36,030
Cintas Corp.	891,595	35,334
Pentair Inc.	657,802	28,831
Nordson Corp.	439,022	22,504
Valmont Industries Inc.	174,480	21,615
Carlisle Cos. Inc.	420,804	21,246
Graco Inc.	417,974	19,177
CLARCOR Inc.	357,918	17,305
AO Smith Corp.	282,885	13,980
Brady Corp. Class A	341,026	9,047
Mine Safety Appliances Co.	260,499	8,940
Franklin Electric Co. Inc.	153,319	8,649
Raven Industries Inc.	255,268	8,355
ABMIndustries Inc.	375,943	6,993
Tennant Co.	141,512	5,897
NACCO Industries Inc.
Class A	47,745	4,782
McGrath RentCorp	170,144	4,528
Gorman-Rupp Co.	135,481	3,761
		2,906,314
Information Technology (6.4%)
International Business
Machines Corp.	2,824,893	553,622
Automatic Data
Processing Inc.	3,450,103	195,103

		Market
		Value
	Shares	($000)
Linear Technology Corp.	1,527,491	49,262
Harris Corp.	795,405	33,129
FactSet Research
Systems Inc.	317,542	29,519
Jack Henry &
Associates Inc.	636,313	22,099
Badger Meter Inc.	102,100	3,460
Cass Information
Systems Inc.	75,629	2,874
		889,068
Materials (8.8%)
Monsanto Co.	3,478,692	297,846
Praxair Inc.	2,165,998	224,744
Ecolab Inc.	2,129,920	139,403
Air Products &
Chemicals Inc.	1,477,702	118,851
PPG Industries Inc.	1,081,380	118,368
Sherwin-WilliamsCo.	721,762	96,969
Sigma-Aldrich Corp.	825,463	57,122
Albemarle Corp.	563,639	32,815
Valspar Corp.	643,271	32,292
Royal Gold Inc.	402,179	30,437
Aptargroup Inc.	494,937	24,752
Bemis Co. Inc.	764,933	23,522
HBFuller Co.	310,328	9,068
Stepan Co.	73,185	6,488
		1,212,677
Telecommunication Services (0.1%)
Telephone & Data
Systems Inc.	334,222	8,098
Atlantic Tele-Network Inc.	124,204	4,342
		12,440
Utilities (1.9%)
Northeast Utilities	2,430,446	96,926
National Fuel Gas Co.	678,070	33,185
MDU Resources
Group Inc.	1,397,475	31,289
Questar Corp.	1,336,007	27,188
AquaAmerica Inc.	1,039,937	26,664
New Jersey
Resources Corp.	315,785	14,495
South Jersey
Industries Inc.	230,292	12,173
MGE Energy Inc.	180,965	8,675
American States Water Co.	136,065	5,531
SJW Corp.	141,523	3,302
		259,428
Total Common Stocks
(Cost $12,241,973)		13,783,316

10

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund,
0.155%
(Cost $2,975)	2,974,802	2,975
Total Investments (100.0%)
(Cost $12,244,948)		13,786,291
Other Assets and Liabilities (0.0%)
Other Assets		20,258
Liabilities[2]		(24,735)
		(4,477)
Net Assets (100%)		13,781,814

At July 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	12,507,698
Undistributed Net Investment Income	15,825
Accumulated Net Realized Losses	(283,052)
Unrealized Appreciation (Depreciation)	1,541,343
Net Assets	13,781,814

Investor Shares—Net Assets
Applicable to 105,432,741 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,438,284
Net Asset Value Per Share—
Investor Shares	$23.13

ETF Shares—Net Assets
Applicable to 196,226,146 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,343,530
Net Asset Value Per Share—
ETF Shares	$57.81

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,850,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,975,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2012
($000)
Investment Income
Income
Dividends	150,284
Interest[1]	3
Security Lending	341
Total Income	150,628
Expenses
The Vanguard Group—Note B
Investment Advisory Services	398
Management and Administrative—Investor Shares	2,230
Management and Administrative—ETF Shares	3,305
Marketing and Distribution—Investor Shares	340
Marketing and Distribution—ETF Shares	1,553
Custodian Fees	42
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—ETF Shares	131
Trustees’ Fees and Expenses	6
Total Expenses	8,008
Net Investment Income	142,620
Realized Net Gain (Loss) on Investment Securities Sold	127,890
Change in Unrealized Appreciation (Depreciation) of Investment Securities	252,303
Net Increase (Decrease) in Net Assets Resulting from Operations	522,813
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2012	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	142,620	195,210
Realized Net Gain (Loss)	127,890	(953)
Change in Unrealized Appreciation (Depreciation)	252,303	547,378
Net Increase (Decrease) in Net Assets Resulting from Operations	522,813	741,635
Distributions
Net Investment Income
Investor Shares	(22,492)	(35,636)
ETFShares	(112,008)	(156,111)
Realized Capital Gain
Investor Shares	—	—
ETFShares	—	—
Total Distributions	(134,500)	(191,747)
Capital Share Transactions
Investor Shares	157,199	687,152
ETFShares	1,353,681	4,240,039
Net Increase (Decrease) from Capital Share Transactions	1,510,880	4,927,191
Total Increase (Decrease)	1,899,193	5,477,079
Net Assets
Beginning of Period	11,882,621	6,405,542
End of Period[1]	13,781,814	11,882,621
1 Net Assets—End of Period includes undistributed net investment income of $15,825,000 and $7,705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.42	$21.33	$18.33	$14.79	$21.40	$21.84
Investment Operations
Net Investment Income	.233	.445	.392	.369	.387	.325
Net Realized and Unrealized Gain (Loss)
on Investments	.699	1.089	3.006	3.543	(6.614)	(.438)
Total from Investment Operations	.932	1.534	3.398	3.912	(6.227)	(.113)
Distributions
Dividends from Net Investment Income	(.222)	(.444)	(.398)	(.372)	(.383)	(.327)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.222)	(.444)	(.398)	(.372)	(.383)	(.327)
Net Asset Value, End of Period	$23.13	$22.42	$21.33	$18.33	$14.79	$21.40

Total Return[1]	4.18%	7.34%	18.75%	26.80%	-29.48%	-0.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,438	$2,206	$1,421	$613	$386	$357
Ratio of Total Expenses to
Average Net Assets	0.23%	0.25%	0.30%	0.35%	0.36%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.14%	2.13%	2.24%	2.25%	1.56%
Portfolio Turnover Rate[2]	7%	14%	15%	20%	34%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2012	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$56.04	$53.32	$45.81	$36.96	$53.48	$54.60
Investment Operations
Net Investment Income	.619	1.173	1.034	.973	1.032	.873
Net Realized and Unrealized Gain (Loss)
on Investments	1.740	2.719	7.524	8.856	(16.526)	(1.120)
Total from Investment Operations	2.359	3.892	8.558	9.829	(15.494)	(.247)
Distributions
Dividends from Net Investment Income	(.589)	(1.172)	(1.048)	(.979)	(1.026)	(.873)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.589)	(1.172)	(1.048)	(.979)	(1.026)	(.873)
Net Asset Value, End of Period	$57.81	$56.04	$53.32	$45.81	$36.96	$53.48

Total Return	4.24%	7.46%	18.91%	26.95%	-29.38%	-0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,344	$9,677	$4,985	$1,918	$805	$302
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.18%	0.23%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.26%	2.25%	2.36%	2.37%	1.68%
Portfolio Turnover Rate[1]	7%	14%	15%	20%	34%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and for the period ended July 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2012, the fund had contributed capital of $1,974,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

Dividend Appreciation Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2012, the fund realized $108,134,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $284,147,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through

January 31, 2019. Capital losses of $92,498,000 realized beginning in fiscal 2012 may be carried forward indefinitely but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2012, the cost of investment securities for tax purposes was $12,244,948,000. Net unrealized appreciation of investment securities for tax purposes was $1,541,343,000, consisting of unrealized gains of $1,711,562,000 on securities that had risen in value since their purchase and $170,219,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2012, the fund purchased $2,164,402,000 of investment securities and sold $646,611,000 of investment securities, other than temporary cash investments.

17

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2012	January 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	474,395	20,823	1,067,783	49,431
Issued in Lieu of Cash Distributions	18,439	815	30,641	1,454
Redeemed	(335,635)	(14,608)	(411,272)	(19,093)
Net Increase (Decrease)—Investor Shares	157,199	7,030	687,152	31,792
ETF Shares
Issued	1,693,761	29,548	4,439,908	82,895
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(340,080)	(6,000)	(199,869)	(3,700)
Net Increase (Decrease)—ETF Shares	1,353,681	23,548	4,240,039	79,195

G. In preparing the financial statements as of July 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended July 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2012	7/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.81	$1.17
ETF Shares	1,000.00	1,042.36	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.72	$1.16
ETF Shares	1,000.00	1,024.37	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Groupserves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Fund Information > 800-662-7447	and has been licensed for use by The Vanguard Group,
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With Hearing Impairment > 800-749-7273	investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 21, 2012

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 21, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.